As filed with the Securities and Exchange Commission on May 31, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                            Carl A. Bright, President
                               Two Portland Square
                               Portland, ME 04101
                                  207-553-7110


                     Date of fiscal year end: March 31, 2005

                    Date of reporting period: March 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

                                    [GRAPHIC]



MARCH 31, 2005

AUSTIN GLOBAL EQUITY FUND
ANNUAL REPORT

                               TABLE OF CONTENTS


          A Message to Our Shareholders                            1

          Comparison of Change in Value of $10,000 Investment      4

          Portfolio Profile                                        5

          Schedule of Investments                                  6

          Statement of Assets and Liabilities                     11

          Statement of Operations                                 12

          Statements of Changes in Net Assets                     13

          Financial Highlights                                    14

          Notes to Financial Statements                           15

          Report of Independent Registered Public Accounting Firm 18

          Additional Information                                  19

AUSTIN GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2005

Dear Fellow Shareholder:

Austin Global Equity Fund (the "Fund") ended its fiscal year March 31, 2005 with a net asset value of $19.15. In the twelve-month period your Fund advanced 17.13% versus a 10.56% return for the MSCI World Index.

REVIEW OF PERFORMANCE AND A LOOK AHEAD

The Fund drew positive performance across various regions and countries, from the US and the EU, to Norway and Asia Pacific. The Funds significant investment in energy and related industries were the greatest contributors to performance. In particular oil service companies in Norway such as Smedvig ASA and Baker Hughes, Inc. in the US had very positive impact. Other investments that added positively to performance over the course of the year were transport and commodity related companies such as Burlington Northern Santa Fe Corp. and Fording Canadian Coal Trust. Detractors from performance were pharmaceutical and technology stocks, of which the latter comprises a small overall portion of the Fund. Long time holding Kos Pharmaceuticals, Inc. suffered from continuing uncertainty regarding a patent dispute with Barr Pharmaceuticals. This unresolved dispute put pressure on the stock over the past months. For the most part we maintained a large position in Kos Pharmaceuticals, Inc. through the negative news. We are happy to mention at the time we write this letter, the dispute with Barr Pharmaceuticals has been resolved in a favorable manner, thus lifting this major overhang on the share price.

Looking ahead we anticipate that we will continue to stay with a substantial portion of our investments in energy and related businesses. While these stocks may have tempered near-term gains given their recent dramatic appreciation, we believe this will prove to be a long-term secular positive contributor to performance. Other potential opportunity for new investments exists in certain industrial companies such as water filtration and equipment, consumer staples, and certain technology stocks. We are particularly fond of companies, large or small, with a global focus as they have the ability to capitalize on business opportunities outside of the US.

AN UPDATE ON THE ECONOMY AND STOCK MARKET

Negative pressure caused by rising short-term interest rates and the eroding US Dollar ("USD") has recently restrained the equity market's upside appreciation. Conversely, many less apparent positive factors have acted in concert to reduce stock market volatility and prevent the economy from slipping into recession. The continuation of these countervailing forces has been instrumental in forming our conclusion that market indications may persist such that equity appreciation in calendar 2005 may not be appreciably different from that achieved in 2004.

Notwithstanding what may appear to be an uninspiring outlook for equities, stock markets, such as the one we are in, have historically afforded the opportunity to achieve above average returns through investment in specific sectors, companies and market niches. The Fund has benefited from a substantial overweighting to the energy sector in comparison to the market indices, which was the best performing group in the stock market last year, as well as for the first quarter of 2005. Our exposure to the international arena has also outperformed the broad Market Indices.

AUSTIN GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2005


There has been a long awaited improvement in capital spending in the industrial and manufacturing areas driven by the increase in the commodity prices for energy and natural gas, as well as for a broad range of other materials. However, given the Federal Reserve's stated policy of raising short-term interest rates, and China's ongoing efforts to restrain its economic growth and reduce speculation, we feel it may be premature to take a more aggressive stance.

With the exception of an unforeseen geopolitical or financial event, the basis for our optimism is that the equity market's negative sentiment appears so singularly focused on economic weakness. A slowdown in economic growth, while a change from the recent past, does bring positive influences into the investment landscape. The decline in longer-term fixed income securities will rekindle mortgage refinancing and help maintain consumer spending at current levels. The decline in commodity prices, and more specifically energy and fuel costs, should provide a further stimulus to consumer spending as real after-tax income. The strength in the USD should ease some of the inflationary pressures of the rising cost of imports and, finally, there can be an improvement in equity valuations because of the decline in long-term interest rates.

STOCK HIGHLIGHT -- DEL MONTE PACIFIC, LTD.

We recently initiated a position in the food company Del Monte Pacific, Ltd., ("Del Monte Pacific") which is quoted on the Singapore stock exchange. Del Monte Pacific is a group of companies engaged in the production, marketing and distribution of branded food and beverage products. The company owns the Del Monte brand in the Philippines where they have a leading market share and operate one of the world's largest pineapple production facilities. The company also has exclusive rights to produce and distribute food and beverage products under the Del Monte brand to the Indian sub-continent. In addition, Del Monte Pacific has long term supply agreements with Del Monte trademark owners in North America, Europe and Asia. Finally, the company has a subsidiary in China to sell branded beverages into that large and growing market.

Del Monte Pacific, while a small company, has a global focus and what we believe to be a sound growth strategy and solid franchise. The company's recent expansion in China and India has positive implications not just for domestic market growth potential but also as a source of low cost fruit. Using its stronghold in the Philippines and new bases in India and China the company will process mangoes, pineapples and apples and offer them into the global market. We believe that the company has built a solid foundation on which it can grow. The stock has other favorable characteristics such as a 6% dividend yield, a solid balance sheet and a high level of insider ownership.

AUSTIN GLOBAL EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2005


Recently, we have heard from other fund managers about the general lack of investment opportunities in the market. We tend to disagree with this, and would like to add our opinion into the fray. While the US presents us with a small challenge to find new investments, we believe there are plenty of stocks outside the US that fit our investment criteria. There are also stocks in various industries (many of which are currently out of favor) that while BASED in the US, have large overseas operations and sales. As mentioned before, this is a characteristic that our investment discipline favors. In recent months we have uncovered many investment opportunities in countries such as Korea, Japan, the UK and Hong Kong, amongst others, that we believe are undervalued. We look forward to writing about our findings in our upcoming quarterly report.

We thank you for your continued loyalty.

/s/
Peter A. Vlachos

/s/
David Rappa

Peter A. Vlachos and David Rappa
Austin Investment Management, Inc.

INVESTING OVERSEAS INVOLVES SPECIAL RISKS, INCLUDING THE VOLATILITY OF CURRENCY EXCHANGE RATES AND, IN SOME CASES, POLITICAL AND ECONOMIC INSTABILITY, AND RELATIVELY ILLIQUID MARKETS. THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND'S MANAGERS AS OF MARCH 31, 2005 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. FORESIDE FUND SERVICES, LLC, DISTRIBUTOR.

AUSTIN GLOBAL EQUITY FUND
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
MARCH 31, 2005

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Austin Global Equity Fund (the "Fund") compared with the performance of the Morgan Stanley Capital International World Index ("MSCI"), over the past ten fiscal years. The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Fund is professionally managed while the MSCI is unmanaged and is not available for investment. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. For the most recent month-end performance, please call (800) 754-8759.

                                    [CHART]

                Austin Global Equity Fund        MSCI
  3/31/1995               10,000                10,000
  4/30/1995               10,264                10,346
  5/31/1995               10,850                10,432
  6/30/1995               11,329                10,427
  7/31/1995               11,828                10,946
  8/31/1995               11,799                10,700
  9/30/1995               12,268                11,009
 10/31/1995               11,848                10,834
 11/30/1995               12,170                11,207
 12/31/1995               12,238                11,533
  1/31/1996               12,548                11,739
  2/29/1996               12,698                11,808
  3/31/1996               12,798                12,002
  4/30/1996               13,168                12,282
  5/31/1996               13,367                12,290
  6/30/1996               13,178                12,350
  7/31/1996               12,278                11,911
  8/31/1996               12,708                12,045
  9/30/1996               13,178                12,514
 10/31/1996               13,517                12,599
 11/30/1996               14,601                13,303
 12/31/1996               14,017                13,087
  1/31/1997               14,331                13,242
  2/28/1997               14,276                13,392
  3/31/1997               13,887                13,125
  4/30/1997               14,374                13,551
  5/31/1997               15,661                14,385
  6/30/1997               15,996                15,100
  7/31/1997               17,445                15,793
  8/31/1997               16,580                14,734
  9/30/1997               17,748                15,532
 10/31/1997               17,067                14,712
 11/30/1997               16,969                14,970
 12/31/1997               17,371                15,150
  1/31/1998               17,324                15,570
  2/28/1998               18,398                16,620
  3/31/1998               19,425                17,320
  4/30/1998               20,117                17,486
  5/31/1998               19,783                17,265
  6/30/1998               20,595                17,672
  7/31/1998               21,120                17,641
  8/31/1998               17,455                15,286
  9/30/1998               17,789                15,553
 10/31/1998               18,852                16,957
 11/30/1998               19,986                17,963
 12/31/1998               21,349                18,837
  1/31/1999               21,721                19,247
  2/28/1999               20,708                18,732
  3/31/1999               21,272                19,510
  4/30/1999               21,914                20,276
  5/31/1999               20,926                19,532
  6/30/1999               22,401                20,441
  7/31/1999               22,222                20,376
  8/31/1999               22,889                20,337
  9/30/1999               22,799                20,138
 10/31/1999               24,749                21,181
 11/30/1999               27,675                21,775
 12/31/1999               33,281                23,534
  1/31/2000               31,934                22,184
  2/29/2000               36,014                22,241
  3/31/2000               35,873                23,776
  4/30/2000               31,857                22,768
  5/31/2000               30,023                22,188
  6/30/2000               32,229                22,933
  7/31/2000               30,934                22,285
  8/31/2000               32,781                23,007
  9/30/2000               30,138                21,781
 10/31/2000               28,752                21,413
 11/30/2000               25,955                20,110
 12/31/2000               25,935                20,433
  1/31/2001               26,205                20,826
  2/28/2001               23,020                19,064
  3/31/2001               21,470                17,809
  4/30/2001               22,764                19,121
  5/31/2001               22,608                18,872
  6/30/2001               22,096                18,278
  7/31/2001               21,655                18,034
  8/31/2001               20,788                17,166
  9/30/2001               18,627                15,651
 10/31/2001               18,982                15,950
 11/30/2001               20,048                16,891
 12/31/2001               20,286                16,995
  1/31/2002               19,799                16,479
  2/28/2002               19,585                16,334
  3/31/2002               20,644                17,053
  4/30/2002               20,243                16,474
  5/31/2002               19,985                16,501
  6/30/2002               19,112                15,497
  7/31/2002               17,122                14,189
  8/31/2002               17,280                14,214
  9/30/2002               15,819                12,649
 10/31/2002               16,220                13,581
 11/30/2002               16,750                14,311
 12/31/2002               16,578                13,616
  1/31/2003               15,905                13,201
  2/28/2003               15,261                12,970
  3/31/2003               15,161                12,927
  4/30/2003               16,321                14,072
  5/31/2003               17,552                14,874
  6/30/2003               17,451                15,129
  7/31/2003               18,010                15,435
  8/31/2003               18,582                15,766
  9/30/2003               18,840                15,861
 10/31/2003               20,186                16,801
 11/30/2003               21,088                17,055
 12/31/2003               22,262                18,123
  1/31/2004               23,293                18,414
  2/29/2004               23,507                18,722
  3/31/2004               23,593                18,598
  4/30/2004               23,078                18,217
  5/31/2004               22,634                18,383
  6/30/2004               23,636                18,761
  7/31/2004               22,949                18,148
  8/31/2004               23,063                18,228
  9/30/2004               23,708                18,573
 10/31/2004               23,879                19,027
 11/30/2004               25,869                20,027
 12/31/2004               26,883                20,791
  1/31/2005               26,277                20,323
  2/28/2005               27,749                20,967
  3/31/2005               27,633                20,562


                     INVESTMENT VALUE ON 03/31/05:
                     -----------------------------
                       Austin Global Equity Fund   $27,633
                       MSCI                        $20,562

   AVERAGE ANNUAL TOTAL RETURN AS OF 03/31/05: ONE YEAR FIVE YEARS TEN YEARS
   ------------------------------------------- -------- ---------- ---------
            Austin Global Equity Fund           17.13%    (5.09%)    10.70%
            MSCI                                10.56%    (2.86%)     7.47%

AUSTIN GLOBAL EQUITY FUND
PORTFOLIO PROFILE
MARCH 31, 2005

      % OF TOTAL INVESTMENTS

[Edgar representation of Pie Chart

0.6%    Greece
0.9%    New Zealand
0.9%    Argentina
1.1%    Belgium
1.3%    Sweden
1.8%    Spain
2.0%    Italy
2.1%    Germany
3.3%    Singapore
3.5%    Hong Kong
3.9%    France
4.6%    Norway
5.7%    United Kingdom
6.9%    Money Market Funds
0.6%    Money Market Deposit Account
0.6%    Put Options Purchased
26.7%   United States
9.6%    Japan
8.5%    Netherlands
8.4%    Canada
7.0%    Switzerland]



                       % OF TOTAL INVESTMENTS
                       Financials                   18.2%
                       Energy                       15.4%
                       Industrials                  14.3%
                       Consumer Discretionary       12.5%
                       Consumer Staples             10.4%
                       Healthcare                    7.3%
                       Money Market Funds            6.9%
                       Materials                     6.5%
                       Telecommunication Services    3.2%
                       Information Technology        2.5%
                       Utilities                     1.6%
                       Put Options Purchased         0.6%
                       Money Market Deposit Account  0.6%

                                      5      See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005

 SHARES                SECURITY DESCRIPTION                    COST        VALUE
-------- ------------------------------------------------- ------------ ------------

COMMON STOCK -- 92.1%

         ARGENTINA -- 0.9%
  20,000 Cresud SA, ADR                                    $    226,108 $    274,600
                                                           ------------ ------------

         BELGIUM -- 1.1%
   8,000 Tessenderlo Chemie NV                                  332,002      347,889
                                                           ------------ ------------

         CANADA -- 8.4%
   5,000 Agrium, Inc.                                            80,881       91,623
  28,000 Canfor Corp.+                                          347,449      375,848
  15,000 EnCana Corp.                                           476,341    1,056,300
   7,000 Fording Canadian Coal Trust                            170,872      643,160
  11,500 Intrawest Corp.                                        224,093      219,763
   4,000 National Bank of Canada                                110,395      173,145
   1,000 Suncor Energy, Inc.                                     32,930       40,210
                                                           ------------ ------------
                                                              1,442,961    2,600,049
                                                           ------------ ------------

         FRANCE -- 3.9%
   8,000 Cap Gemini SA+                                         218,580      279,684
   6,500 CNP Assurances                                         310,470      461,667
   5,000 Eurazeo                                                138,170      471,447
                                                           ------------ ------------
                                                                667,220    1,212,798
                                                           ------------ ------------

         GERMANY -- 2.1%
   7,000 Merck KGaA                                             201,260      505,004
   3,000 Volkswagen AG                                          135,276      143,169
                                                           ------------ ------------
                                                                336,536      648,173
                                                           ------------ ------------

         GREECE -- 0.6%
   7,000 Coca-Cola Hellenic Bottling Co. SA                      82,732      176,492
                                                           ------------ ------------

         HONG KONG -- 3.5%
  40,000 Guoco Group, Ltd.                                      307,551      402,598
     533 Hutchison Telecommunications International, Ltd.+          415          509
  40,000 Hutchison Whampoa, Ltd.                                280,865      339,772
 136,000 LIU Chong Hing Investment, Ltd.                        109,635      121,190
 150,000 Swire Pacific, Ltd., Class B                           129,368      223,095
                                                           ------------ ------------
                                                                827,834    1,087,164
                                                           ------------ ------------

See Notes to Financial Statements.    6

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005

     SHARES          SECURITY DESCRIPTION             COST        VALUE
    --------- ----------------------------------- ------------ ------------

              ITALY -- 2.0%
       10,000 Arnoldo Mondadori Editore SpA       $     75,083 $    107,091
       13,000 ENI SpA                                  286,318      338,415
       30,000 UniCredito Italiano SpA                  174,549      176,622
                                                  ------------ ------------
                                                       535,950      622,128
                                                  ------------ ------------

              JAPAN -- 9.6%
      120,000 Aioi Insurance Co., Ltd.                 380,762      648,467
           10 Millea Holdings, Inc.                    139,333      145,849
       60,000 Mitsui Sumitomo Insurance Co., Ltd.      304,192      551,421
       80,000 Nisshinbo Industries, Inc.               394,350      652,954
       35,000 Toyota Industries Corp.                  662,059      988,220
                                                  ------------ ------------
                                                     1,880,696    2,986,911
                                                  ------------ ------------

              NETHERLANDS -- 8.5%
       17,294 ABN Amro Holdings NV                     330,557      430,192
       14,000 Akzo Nobel NV                            487,765      640,830
       20,500 Heineken Holding NV, Class A             574,440      634,897
       13,145 Randstad Holding NV+                     201,132      586,659
       25,475 Wegener NV CVA                           233,543      336,051
                                                  ------------ ------------
                                                     1,827,437    2,628,629
                                                  ------------ ------------

              NEW ZEALAND -- 0.9%
      200,000 Carter Holt Harvey, Ltd.                 319,254      280,903
                                                  ------------ ------------

              NORWAY -- 4.7%
       39,600 Farstad Shipping A/S                     378,949      529,932
        6,000 Ganger Rolf A/S                          189,469      348,252
       30,000 Smedvig ASA, Class A                     303,180      565,374
                                                  ------------ ------------
                                                       871,598    1,443,558
                                                  ------------ ------------

              SINGAPORE -- 3.3%
    1,200,000 Chuan Hup Holdings, Ltd.                 370,274      516,583
      600,000 Del Monte Pacific, Ltd.                  249,171      240,102
    2,875,000 Hotung Investment Holdings, Ltd.+        265,571      273,125
                                                  ------------ ------------
                                                       885,016    1,029,810
                                                  ------------ ------------

                                      7      See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005

    SHARES           SECURITY DESCRIPTION               COST        VALUE
   -------- --------------------------------------- ------------ ------------

            SPAIN -- 1.8%
     14,000 Altadis SA                              $    336,356 $    574,054
                                                    ------------ ------------

            SWEDEN -- 1.3%
     30,000 Investor AB, Class A                         306,101      402,516
                                                    ------------ ------------

            SWITZERLAND -- 7.1%
     10,000 Compagnie Financiere Richemont, Class A      224,136      315,043
        100 Gurit-Heberlein AG, Class B                   72,504       74,880
      2,000 Nestle SA                                    431,900      549,123
     12,000 Novartis AG                                  552,389      561,792
      1,000 Rieter Holding AG                            279,397      317,141
      1,000 Swisscom AG                                  333,592      367,900
                                                    ------------ ------------
                                                       1,893,918    2,185,879
                                                    ------------ ------------

            UNITED KINGDOM -- 5.7%
     10,142 British Land Co., plc                        133,831      154,082
      9,000 Diageo plc ADR                               431,365      512,100
        458 HSBC Holdings plc                              6,231        7,281
      1,500 Rio Tinto plc ADR                             99,921      194,625
     30,000 Trinity Mirror plc                           125,856      397,385
     41,000 United Utilities plc                         400,380      488,861
                                                    ------------ ------------
                                                       1,197,584    1,754,334
                                                    ------------ ------------

            UNITED STATES -- 26.7%
     18,688 Advanced Power Technology, Inc.+             142,152      132,685
      6,000 Archer-Daniels-Midland Co.                   105,000      147,480
     24,000 AVX Corp.                                    295,702      294,000
     14,000 Baker Hughes, Inc.                           485,810      622,860
      7,000 Burlington Northern Santa Fe Corp.           226,180      377,510
      6,000 CommScope, Inc.+                              89,740       89,760
      2,000 ConocoPhillips                               159,580      215,680
     34,100 Credence Systems Corp.+                      273,207      269,731
     25,000 GenCorp, Inc.                                287,022      500,000
      1,500 Griffin Land & Nurseries, Inc.+               36,980       39,000
     22,000 Kos Pharmaceuticals, Inc.+                   200,171      916,960

See Notes to Financial Statements.    8

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005

 SHARES                   SECURITY DESCRIPTION                      COST        VALUE
--------- ----------------------------------------------------- ------------ ------------

          UNITED STATES
   44,000 Liberty Media Corp., Class A+                         $    410,240 $    456,280
    2,000 MBIA, Inc.                                                  81,997      104,560
   13,000 NewAlliance Bancshares, Inc.                               186,664      182,000
    3,682 News Corp., Class A                                         35,026       62,299
    3,000 Pogo Producing Co.                                         133,650      147,720
   15,000 Popular, Inc.                                              255,482      364,800
   10,000 Saks, Inc.+                                                127,460      180,500
   16,300 Schering-Plough Corp.                                      306,891      295,845
    5,000 Scholastic Corp.+                                          146,144      184,450
   11,000 Superior Industries International, Inc.                    288,888      290,510
   65,104 Sycamore Networks, Inc.+                                   246,590      231,770
   10,000 Taiwan Semiconductor Manufacturing Co., Ltd., ADR           89,450       84,800
    2,000 Tejon Ranch Co.+                                            72,180       89,200
   41,000 Tellabs, Inc.+                                             344,159      299,300
   31,000 Time Warner, Inc.+                                         526,818      544,050
   21,000 Veritas DGC, Inc.+                                         219,098      629,160
   16,000 Watts Water Technologies, Inc., Class A                    311,014      521,760
                                                                ------------ ------------
                                                                   6,083,295    8,274,670
                                                                ------------ ------------

Total Common Stock                                                20,052,598   28,530,557
                                                                ------------ ------------

SHORT-TERM INVESTMENTS -- 7.5%

MONEY MARKET FUNDS -- 6.9%
1,561,976 Citi/SM/ Institutional Trust Liquid Reserves, Class A    1,561,976    1,561,976
  579,819 Citi/SM/ Institutional Trust Cash Reserves, Class O        579,819      579,819
                                                                ------------ ------------

Total Money Market Funds                                           2,141,795    2,141,795
                                                                ------------ ------------

PRINCIPAL
---------

MONEY MARKET DEPOSIT ACCOUNT -- 0.6%
 $177,984 Citibank Money Market Deposit Account                      177,984      177,984
                                                                ------------ ------------

Total Short-Term Investments                                       2,319,779    2,319,779
                                                                ------------ ------------

                                      9      See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005

NUMBER OF
CONTRACTS                                                          PREMIUMS PAID     VALUE
---------                                                          ------------- ------------

PUT OPTIONS PURCHASED -- 0.6%
2,000,000    Foreign -- Non U.S. Dollar Denominated European Unit,
               Expiration 10/19/05                                 $    108,881  $     28,175
1,515,152    Foreign -- Non U.S. Dollar Denominated European Unit,
               Expiration 01/17/06                                       72,000        72,000
  771,307    Foreign -- Non U.S. Dollar Denominated European Unit,
               Expiration 02/03/06                                       35,000        28,140
1,160,000    Foreign -- Non U.S. Dollar Denominated Swiss Franc,
               Expiration 01/04/06                                       37,000        53,757
                                                                   ------------  ------------

Total Put Options Purchased                                             252,881       182,072
                                                                   ------------  ------------

Total Investments -- 100.2%                                        $ 22,625,258* $ 31,032,408
                                                                   ------------  ------------

Other Asset and Liabilities, Net -- (0.2%)                                            (67,778)
                                                                                 ------------

NET ASSETS -- 100.0%                                                             $ 30,964,630
                                                                                 ============

----------------------------------------------
+ Non-income producing security.

ADR  American Depositary Receipt.

* Cost for Federal income tax purposes is $23,671,361 and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $7,621,164
             Gross Unrealized Depreciation                (260,117)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $7,361,047
                                                        ==========

See Notes to Financial Statements.    10

AUSTIN GLOBAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2005

ASSETS
     Total investments, at value (Cost $22,625,258)                 $31,032,408
     Foreign currency (Cost $57,850)                                     58,110
     Receivables:
         Investment securities sold                                     141,709
         Interest and dividends                                          72,024
         From investment adviser                                          1,182
                                                                    -----------
Total Assets                                                         31,305,433
                                                                    -----------
LIABILITIES
     Payables:
         Investment securities purchased                                245,063
     Accrued liabilities:
         Investment adviser fees                                         39,643
         Trustees' fees and expenses                                        164
         Other expenses                                                  55,933
                                                                    -----------
Total Liabilities                                                       340,803
                                                                    -----------
NET ASSETS                                                          $30,964,630
                                                                    ===========
COMPONENTS OF NET ASSETS
     Paid-in capital                                                $24,049,145
     Accumulated undistributed (distributions in excess of)
       net investment income                                           (543,017)
     Net realized gain (loss) on investments and foreign
       currency transactions                                           (950,332)
     Unrealized appreciation (depreciation) on investments,
       currency options and foreign currency translations             8,408,834
                                                                    -----------
NET ASSETS                                                          $30,964,630
                                                                    ===========
NET ASSET VALUE AND OFFERING PRICE PER SHARE
Based on net assets of $30,964,630 and 1,616,774 shares
  outstanding (unlimited shares authorized)                         $     19.15
                                                                    -----------

                                      11     See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
STATEMENT OF OPERATIONS YEAR ENDED MARCH 31, 2005

INVESTMENT INCOME
     Dividend income (net foreign withholding taxes of $42,821)      $  484,199
     Interest income                                                        109
                                                                     ----------
Total Investment Income                                                 484,308
                                                                     ----------
EXPENSES
     Investment adviser fees                                            413,363
     Administrator fees                                                  70,394
     Transfer agency fees                                                19,404
     Custodian fees                                                      37,873
     Accountant fees                                                     56,417
     Registration fees                                                   14,468
     Professional fees                                                   35,310
     Trustees' fees and expenses                                          1,900
     Miscellaneous expenses                                              45,652
                                                                     ----------
Total Expenses                                                          694,781
     Fees waived                                                         (1,014)
                                                                     ----------
Net Expenses                                                            693,767
                                                                     ----------
NET INVESTMENT INCOME (LOSS)                                           (209,459)
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CURRENCY
  OPTIONS AND FOREIGN CURRENCY TRANSACTIONS
     Net realized gain (loss) on investments                          3,659,747
     Net realized gain (loss) on foreign currency transactions          (32,197)
     Net increase from payments by affiliates and net realized
       gain (loss) on the disposal of investments in violation of
       restrictions                                                      49,415
                                                                     ----------
Net Realized Gain (Loss) on Investments and Foreign Currency
  Transactions                                                        3,676,965
                                                                     ----------
     Net change in unrealized appreciation (depreciation) on
       investments                                                    1,137,457
     Net change in unrealized appreciation (depreciation) on
       currency options                                                 (70,809)
     Net change in unrealized appreciation (depreciation) on
       foreign currency translations                                        581
                                                                     ----------
Net Change in Unrealized Appreciation (Depreciation) on
  Investments, Currency Options and Foreign Currency Translations     1,067,229
                                                                     ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, CURRENCY
  OPTIONS AND FOREIGN CURRENCY TRANSACTIONS                           4,744,194
                                                                     ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    $4,534,735
                                                                     ==========

See Notes to Financial Statements.    12

AUSTIN GLOBAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                     Year Ended     Year Ended
                                                   March 31, 2005 March 31, 2004
                                                   -------------- --------------
OPERATIONS
   Net investment income (loss)                     $  (209,459)   $  (138,176)
   Net realized gain (loss) on investments and
     foreign currency transactions                    3,627,550        307,448
   Net increase from payments by affiliates and
     net realized gain (loss) on the disposal of
     investments in violation of restrictions            49,415         32,757
   Net change in unrealized appreciation
     (depreciation) on investments, currency
     options and foreign currency translations        1,067,229      8,825,374
                                                    -----------    -----------
Increase (Decrease) in Net Assets from Operations     4,534,735      9,027,403
                                                    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                               (237,712)            --
                                                    -----------    -----------
Total Distributions to Shareholders                    (237,712)            --
                                                    -----------    -----------
CAPITAL SHARE TRANSACTIONS
   Sale of shares                                     1,423,220      8,836,257
   Reinvestment of distributions                        237,588             --
   Redemption of shares                              (1,611,712)    (7,446,495)
   Redemption fees                                        1,595         80,389
                                                    -----------    -----------
Increase (Decrease) from Capital Share
  Transactions                                           50,691      1,470,151
                                                    -----------    -----------
Increase (Decrease) in Net Assets                     4,347,714     10,497,554
NET ASSETS
   Beginning of period                               26,616,916     16,119,362
                                                    -----------    -----------
   End of period (a)                                $30,964,630    $26,616,916
                                                    ===========    ===========
SHARE TRANSACTIONS
   Sale of shares                                        86,181        687,861
   Reinvestment of distributions                         12,753             --
   Redemption of shares                                 (97,449)      (594,285)
                                                    -----------    -----------
Increase (Decrease) in Shares                             1,485         93,576
                                                    ===========    ===========
(a) Accumulated undistributed (distributions in
  excess of) net investment income                  $  (543,017)   $  (150,792)
                                                    -----------    -----------

                                      13     See Notes to Financial Statements.

AUSTIN GLOBAL EQUITY FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                            Years Ended March 31,
                            ---------------------------------------------------
                               2005        2004       2003      2002      2001
                            -------     -------     -------   -------   -------
NET ASSET VALUE, BEGINNING
 OF PERIOD                  $ 16.48     $ 10.59     $ 14.42   $ 15.10   $ 27.96
                            -------     -------     -------   -------   -------
INVESTMENT OPERATIONS
 Net investment income
   (loss)                     (0.13)      (0.08)      (0.05)    (0.13)    (0.18)
 Net realized and
   unrealized gain (loss)
   on investments,
   currency options and
   foreign currency
   transactions                2.95        5.92       (3.80)    (0.50)   (10.67)
                            -------     -------     -------   -------   -------
Total from Investment
 Operations                    2.82        5.84       (3.85)    (0.63)   (10.85)
                            -------     -------     -------   -------   -------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
  Net investment income       (0.15)         --          --        --        --
 Net realized gain (loss)
   on investments and
   foreign currency
   transactions                  --          --          --     (0.10)    (2.01)
                            -------     -------     -------   -------   -------
Total Distributions to
 Shareholders                 (0.15)         --          --     (0.10)    (2.01)
                            -------     -------     -------   -------   -------
 Redemption fee(a)               --(b)     0.05        0.02      0.05        --
                            -------     -------     -------   -------   -------
NET ASSET VALUE, END OF
 PERIOD                     $ 19.15     $ 16.48     $ 10.59   $ 14.42   $ 15.10
                            =======     =======     =======   =======   =======
TOTAL RETURN                  17.13%(c)   55.62%(d)  (26.56)%   (3.85)%  (40.15)%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
 Period (000's omitted)     $30,965     $26,617     $16,119   $27,698   $27,081
Ratios to Average Net
 Assets:
 Net investment income
   (loss)                     (0.76)%     (0.65)%     (0.34)%   (0.86)%   (0.89)%
 Net expenses                  2.51%       2.55%       2.49%     2.34%     2.19%
 Gross expenses(e)             2.52%       2.55%       2.49%     2.34%     2.19%
PORTFOLIO TURNOVER RATE          85%         72%         33%       45%       60%

----------------------------------------------
(a)Calculated based on average shares outstanding during the period.
(b)Less than $0.01 per share.
(c)The Fund's total return calculation includes Adviser reimbursements and gains incurred on the disposal of investments inconsistent with the Fund's nonfundamental investment policies. Excluding the effect of the net reimbursements from the Fund's ending net asset value per share, total return for the year ended March 31, 2005 would have been 17.06%.
(d)The Fund's total return calculation includes proceeds received on November 26, 2003 from a non-recurring litigation settlement recorded as a realized gain on investment transactions. Excluding the effect of this payment from the Fund's ending net asset value per share, total return for the year ended March 31, 2004 would have been 54.20%. The Fund's total return calculation includes gains incurred on the disposal of investments inconsistent with the Fund's nonfundamental investment policies. Excluding the effect of this payment from the Fund's ending net asset value per share, total return for the year ended March 31, 2004 would have been 55.43%.
(e)Reflects the expense ratio excluding any fee waivers and/or expense reimbursements.

See Notes to Financial Statements.    14

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005

NOTE 1. ORGANIZATION

This report relates to the Austin Global Equity Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-five series. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on December 8, 1993. The Fund seeks capital appreciation by investing primarily in common stock and securities convertible into common stock.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION -- Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Board of Trustees if (1) market quotations are insufficient or not readily available; or (2) the Adviser believes that the values available are unreliable.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS -- Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

FOREIGN CURRENCIES -- Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005


FEDERAL TAXES -- The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION -- The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

REDEMPTION FEE -- The Fund charges a redemption fee of 1.00% of net asset value of shares redeemed if the shares are owned less than 180 days. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset future transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of the shares held in the account. The fee is accounted for as paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. The Fund collected $1,595 in redemption fees during the year ended March 31, 2005.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER -- Austin Investment Management, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.50% of the average daily net assets of the Fund.

ADMINISTRATION AND OTHER SERVICES -- Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides administration, portfolio accounting and transfer agency services to the Fund.

DISTRIBUTION -- Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). Prior to March 1, 2005, the Distributor was known as Forum Fund Services, LLC. The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer to the Trust as well as certain additional compliance support functions.

TRUSTEES AND OFFICERS -- Certain Trustees and officers of the trust are directors, officers or employees of the aforementioned companies. No officer is compensated by the Trust except for the President.

NOTE 4. WAIVER OF FEES

Citigroup voluntarily waived a portion of its fees. These voluntary waivers may be reduced or eliminated at any time. For the year ended March 31, 2005, fees waived were as follows:

                  Transfer Agency Accountant Total Fees Waived
                  --------------- ---------- -----------------
                       $898          $116         $1,014

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, were $22,859,856 and $24,853,581, respectively, for the year ended March 31, 2005.

AUSTIN GLOBAL EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005


As a result of trading inconsistent with the Fund's nonfundamental investment policies, the Fund incurred a net gain of $21,247. The Adviser reimbursed the Fund for the losses incurred.

Gains on the disposal of investments                                                                   $ 41,945
Investment adviser reimbursements for losses on the disposal of investments                              20,698
Losses on the disposal of investments                                                                   (13,228)
                                                                                                       --------
Total increase from payments by affiliates and net realized gain (loss) on the disposal of investments
  in violation of restrictions                                                                         $ 49,415
                                                                                                       ========

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of March 31, 2005, distributable earnings on a tax basis were as follows:

               Undistributed Ordinary Income          $  495,820
               Capital and Other Losses                 (943,066)
               Unrealized Appreciation (Depreciation)  7,362,731
                                                      ----------
               Total                                  $6,915,485
                                                      ==========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the tax treatment of passive foreign investment holdings.

As of March 31, 2005, the Fund has a capital loss carryover to offset future capital gains of $625,165 and $317,901, expiring in March 2011 and March 2012, respectively.

The tax character of distributions paid during 2005 and 2004 were as follows:

                                           2005   2004
                                         -------- ----
                         Ordinary Income $237,712 $--

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, certain amounts for the year ended March 31, 2005 have been reclassified. The following reclassification was primarily a result of currency reclasses and passive foreign investment company adjustments and has no impact on the net assets of the Fund.

               Accumulated Net Investment Income (Loss) $ 54,946
               Undistributed Net Realized Gain (Loss)    (54,946)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Austin Global Equity Fund:

We have audited the accompanying statement of assets and liabilities of Austin Global Equity Fund (the "Fund"), including the schedule of investments, as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor have we been engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Austin Global Equity Fund as of March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP


Boston, Massachusetts
May 23, 2005

AUSTIN GLOBAL EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2005

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 754-8759 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30, 2004, is available, without charge and upon request, by calling (800) 754-8759 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

Effective June 30, 2004, the Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 through March 31, 2005.

ACTUAL EXPENSES -- The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES -- The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

AUSTIN GLOBAL EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2005


Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                Beginning        Ending      Expenses
                              Account Value  Account Value  Paid During
                             October 1, 2004 March 31, 2005   Period
                             --------------- -------------- -----------
         Actual Return          $1,000.00      $1,165.58      $14.20
         Hypothetical Return    $1,000.00      $1,011.82      $13.19

Expenses are equal to the Fund's annualized expense ratio of 2.63%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 (to reflect the half-year period).

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income. The percentage of ordinary income distributions designated as qualifying for the corporate dividends received deduction ("DRD") and the individual qualified dividend rate ("QDI") is presented below.

                        DRD                       QDI
                        ---                       ---
                       34.24%                    83.26%

The Fund intends to elect to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year ended March 31, 2005. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding March 31, 2005) is as follows:

     Country        Dividend Foreign Tax    Country    Dividend Foreign Tax
     -------        -------- ----------- ------------- -------- -----------
     Argentina      $0.0007    $0.0000   New Zealand    0.0053     0.0008
     Australia       0.0002     0.0000   Norway         0.0141     0.0019
     Brazil          0.0060     0.0010   Puerto Rico    0.0061     0.0006
     Canada          0.0312     0.0050   Singapore      0.0146     0.0020
     European Union  0.1439     0.0108   Switzerland    0.0218     0.0029
     Hong Kong       0.0251     0.0000   United States  0.0342     0.0000
                                                       -------    -------
     Japan           0.0227     0.0016   Total:        $0.3259    $0.0266
                                                       =======    =======

AUSTIN GLOBAL EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2005


TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and three other investment companies (collectively, "fund complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser within the last six months. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees twenty-nine portfolios in the fund complex. No Trustee is a director of any other public company or registered investment company. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 754-8759.

                           POSITION        LENGTH
                           WITH THE        OF TIME                   PRINCIPAL OCCUPATION(S)
  NAME AND BIRTH DATE       TRUST          SERVED                      DURING PAST 5 YEARS
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish       Chairman,      Since 1989      Retired; Partner, Wolfe, Block, Schorr and Solis-
Born: November 9, 1943  Trustee        (Chairman since Cohen, LLP (law firm) 2002-2003; Partner,
                                       2004)           Thelen Reid & Priest LLP (law firm) 1995-2002.
----------------------------------------------------------------------------------------------------------
Costas Azariadis        Trustee        Since 1989      Professor of Economics, University of California-
Born: February 15, 1943                                Los Angeles; Visiting Professor of Economics,
                                                       Athens University of Economics and Business
                                                       1998-1999.
----------------------------------------------------------------------------------------------------------
James C. Cheng          Trustee        Since 1989      President, Technology Marketing Associates
Born: July 26, 1942                                    (marketing company for small-and medium-sized
                                                       businesses in New England).
----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
John Y. Keffer          Trustee        Since 1989      President, Citigroup's fund services division since
Born: July 15, 1942                                    2003; President, Forum Financial Group, LLC
                                                       ("Forum") (a fund services company acquired by
                                                       Citigroup in 2003).
----------------------------------------------------------------------------------------------------------
OFFICERS
Carl A. Bright/1/       President      Since 2005      President, Foreside Fund Services, LLC;
Born: December 20, 1957                                Consultant, Foreside Solutions, LLC 2000-2003
                                                       (mutual fund development company).
----------------------------------------------------------------------------------------------------------
David I. Goldstein/1/   Chief          Since 2003      Director, Citigroup's fund services division since
Born: August 3, 1961    Administrative (Chief          2003; Director of Business Product Development,
                        Officer        Administrative  Forum 1999-2003.
                                       Officer since
                                       2005)
----------------------------------------------------------------------------------------------------------

/1/  Effective April 1, 2005.

AUSTIN GLOBAL EQUITY FUND
ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2005

                            POSITION      LENGTH
                            WITH THE      OF TIME                PRINCIPAL OCCUPATION(S)
  NAME AND BIRTH DATE        TRUST        SERVED                   DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Beth P. Hanson           Vice President/ Since 2003 Relationship Manager; Citigroup's fund services
Born: July 15, 1966      Assistant                  division since 2003; Relationship Manager, Forum
                         Secretary                  1999-2003.
------------------------------------------------------------------------------------------------------
Sara M. Morris           Vice President  Since 2004 Director and Relationship Manager, Citigroup's
Born: September 18, 1963                            fund services division since 2004; Chief Financial
                                                    Officer, The VIA Group, LLC (strategic marketing
                                                    company) 2000-2003.
------------------------------------------------------------------------------------------------------
Stacey E. Hong           Treasurer       Since 2002 Director, Fund Accounting, Citigroup's fund
Born: May 10, 1966                                  services division since 2003; Director of
                                                    Accounting, Forum 1999-2003.
------------------------------------------------------------------------------------------------------
David M. Whitaker        Secretary       Since 2004 Senior Manager, Citigroup's fund services
Born: September 6, 1971                             division since 2004; Assistant Counsel, PFPC, Inc.
                                                    (a fund services company) 1999-2004.
------------------------------------------------------------------------------------------------------

FOR MORE INFORMATION

                              INVESTMENT ADVISER
                      Austin Investment Management, Inc.
                        70 East 55th Street, 8th Floor
                           New York, New York 10022

                                TRANSFER AGENT
                          FORUM SHAREHOLDER SERVICES
                              Two Portland Square
                             Portland, Maine 04101

                           AUSTIN GLOBAL EQUITY FUND
                                 P.O. Box 446
                              Two Portland Square
                             Portland, Maine 04112
                                (800) 754-8759
This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

                                    [GRAPHIC]



                      Bainbridge Capital Management, LLC
    MARCH 31, 2005

                              INVESTORS BOND FUND

                              TAXSAVER BOND FUND

ANNUAL REPORT

                                    [GRAPHIC]

--------------------------------------------------------------------------------

TABLE OF CONTENTS
                                                                 MARCH 31, 2005

--------------------------------------------------------------------------------


          A Message to Our Shareholders                            1

          Performance                                              2

          Schedules of Investments

           Investors Bond Fund                                     3
           TaxSaver Bond Fund                                      6

          Statements of Assets and Liabilities                     9

          Statements of Operations                                10

          Statements of Changes in Net Assets                     11

          Financial Highlights                                    12

          Notes to Financial Statements                           13

          Report of Independent Registered Public Accounting Firm 17

          Additional Information                                  18

--------------------------------------------------------------------------------

A MESSAGE TO OUR SHAREHOLDERS

--------------------------------------------------------------------------------

                                                                 March 31, 2005

Dear Shareholder:

   We are pleased to present our annual report for Investors Bond Fund and TaxSaver Bond Fund (the "Funds") for the year ended March 31, 2005. The report includes a review of financial highlights and our perspective on the financial markets. As of the end of the period, net assets in the Funds total just over $28 million.

   The last twelve months have been witness to continuing signs of both strength and weakness in the domestic and international financial markets. During the last twelve months, equity markets strengthened slightly as a result of accommodative Federal Reserve monetary policy. We note, however, that in the last quarter of the past fiscal year, equity markets started to falter partly attributed to tightening Federal Reserve monetary policy. In this somewhat puzzling landscape for equities, we find that other Funds that invest in municipal bonds and other fixed income securities showed solid returns.

   Investors Bond Fund completed the year with a total return of 0.75%, outpacing the Lehman Brothers Intermediate Government Credit Index total return of -0.32% and trailing the Lipper Corporate Debt Funds (BBB rated) Average of 1.54%. In addition, TaxSaver Bond Fund's total return performance of 2.89% exceeded both the Lehman Brothers 10 Year Municipal Bond Index of 1.82% and the Lipper General Municipal Debt Funds Average of 2.04%. Each Fund has a maximum 3.75% sales charge which is reduced based on the dollar amount invested in the Funds. Including the maximum sales charge, Investors Bond Fund's one-, five-, and ten-year average annual returns for the period ended March 31 were -3.03%, 6.57%, and 6.61%, respectively. For these same periods, TaxSaver Bond Fund's returns were -0.97%, 5.03%, and 4.94%, respectively. (PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL 800-943-6786.)

   The returns of both Funds represent a disciplined approach to fixed income management. Emphasis on credit quality, a reluctance to trade on general whims in the economy and focusing on the overall maturity/duration in the portfolios were basic portfolio management tenets throughout the last fiscal year.

   We continue to monitor aspects of the economy and economic data that influences the management of fixed income securities. Current Federal Reserve interest rate policies, which point to higher rates over the near-term, mixed economic indicators, as evidenced by the recent economic statistics, could provide additional useful information to the future management of the Funds.

   Our portfolio management team remains committed to its investment discipline and has kept focused on long-term investing. This approach to portfolio management has, we believe, benefited our shareholders throughout a variety of different markets. We appreciate your continued trust and confidence in us and THANK YOU for investing in our Funds. Feel free to call at 800-943-6786 or contact your local investment professional with any questions.

Bainbridge Capital Management, LLC
Investment Advisors

FOR ADDITIONAL FUND PERFORMANCE INFORMATION AND IMPORTANT DISCLOSURE, PLEASE REFER TO PAGES 2 AND 3. THE VIEWS IN THIS REPORT ARE THOSE OF BAINBRIDGE CAPITAL MANAGEMENT AS OF MARCH 31, 2005 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING THEIR INVESTMENTS AND DO NOT CONSTITUTE INVESTMENT ADVICE. FORESIDE FUND SERVICES, LLC, DISTRIBUTOR.

--------------------------------------------------------------------------------

PERFORMANCE

--------------------------------------------------------------------------------

These charts reflect the change in value of a hypothetical $10,000 investment, including applicable sales charges, and reinvestment of dividends and distributions in Investors Bond Fund and TaxSaver Bond Fund (the "Funds") compared with each Fund's related securities index, over the past ten fiscal years. The Lehman Brothers Intermediate U.S. Government/Credit Index is a market index of fixed-rate government and investment grade securities with maturities of up to ten years. The Lehman Brothers 10-year Municipal Bond Index is a market index of investment grade municipal fixed-rate debt securities with an average maturity of ten years. Each Fund is professionally managed while each Index is unmanaged and is not available for investment. Returns include each Fund's maximum sales charge, which is 3.75%. During the period, certain fees were waived or expenses reimbursed; otherwise, total return would have been lower. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUNDS' HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUNDS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. For the most recent month-end performance please call (800) 943-6786.

  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT INCLUDING SALES CHARGE

INVESTORS BOND FUND VS. LEHMAN BROTHERS
INTERMEDIATE U.S. GOVERNMENT/CREDIT INDEX

                        AVERAGE ANNUAL TOTAL RETURN ON 03/31/05
                        ---------------------------------------
                        One Year:               (3.03)%
                        Five Year:                6.57%
                        Ten Year:                 6.61%

                        INVESTMENT VALUE ON 03/31/05
                        ----------------------------
                        Investors Bond Fund:    $18,973
                        Lehman Index:           $18,954

                                    [CHART]

             Investors          Lehman Brothers Intermediate
             Bond Fund           US Government/Credit Index
             ---------          ----------------------------
03/31/1995    $ 9,625                  $10,000
04/30/1995      9,730                   10,123
05/31/1995      9,966                   10,430
06/30/1995     10,001                   10,499
07/31/1995      9,962                   10,501
08/31/1995     10,025                   10,596
09/30/1995     10,118                   10,673
10/31/1995     10,149                   10,792
11/30/1995     10,321                   10,934
12/31/1995     10,480                   11,049
01/31/1996     10,553                   11,144
02/29/1996     10,509                   11,013
03/31/1996     10,572                   10,956
04/30/1996     10,550                   10,918
05/31/1996     10,579                   10,909
06/30/1996     10,736                   11,025
07/31/1996     10,730                   11,058
08/31/1996     10,783                   11,067
09/30/1996     10,906                   11,221
10/31/1996     11,043                   11,419
11/30/1996     11,236                   11,570
12/31/1996     11,201                   11,496
01/31/1997     11,280                   11,540
02/28/1997     11,311                   11,562
03/31/1997     11,331                   11,483
04/30/1997     11,447                   11,618
05/31/1997     11,514                   11,714
06/30/1997     11,645                   11,821
07/31/1997     11,852                   12,061
08/31/1997     11,825                   12,001
09/30/1997     11,941                   12,140
10/31/1997     12,156                   12,275
11/30/1997     12,265                   12,302
12/31/1997     12,409                   12,400
01/31/1998     12,508                   12,563
02/28/1998     12,517                   12,553
03/31/1998     12,574                   12,593
04/30/1998     12,587                   12,657
05/31/1998     12,720                   12,749
06/30/1998     12,838                   12,831
07/31/1998     12,831                   12,876
08/31/1998     13,004                   13,078
09/30/1998     13,184                   13,407
10/31/1998     13,047                   13,394
11/30/1998     13,110                   13,393
12/31/1998     13,170                   13,447
01/31/1999     13,251                   13,520
02/28/1999     12,999                   13,322
03/31/1999     13,134                   13,421
04/30/1999     13,147                   13,462
05/31/1999     13,010                   13,359
06/30/1999     12,963                   13,368
07/31/1999     12,941                   13,356
08/31/1999     12,945                   13,366
09/30/1999     13,004                   13,491
10/31/1999     13,045                   13,526
11/30/1999     13,025                   13,543
12/31/1999     12,950                   13,498
01/31/2000     12,948                   13,449
02/29/2000     13,045                   13,560
03/31/2000     13,282                   13,701
04/30/2000     12,734                   13,670
05/31/2000     12,741                   13,692
06/30/2000     12,973                   13,933
07/31/2000     13,164                   14,039
08/31/2000     13,605                   14,205
09/30/2000     13,596                   14,334
10/31/2000     13,616                   14,399
11/30/2000     13,735                   14,595
12/31/2000     14,147                   14,864
01/31/2001     14,555                   15,108
02/28/2001     14,780                   15,251
03/31/2001     14,863                   15,368
04/30/2001     14,833                   15,327
05/31/2001     14,997                   15,413
06/30/2001     15,128                   15,471
07/31/2001     15,486                   15,792
08/31/2001     15,635                   15,950
09/30/2001     15,583                   16,183
10/31/2001     15,521                   16,451
11/30/2001     15,438                   16,286
12/31/2001     15,345                   16,196
01/31/2002     15,633                   16,280
02/28/2002     15,810                   16,410
03/31/2002     15,506                   16,160
04/30/2002     15,928                   16,427
05/31/2002     16,119                   16,591
06/30/2002     16,211                   16,735
07/31/2002     16,207                   16,933
08/31/2002     16,450                   17,185
09/30/2002     16,675                   17,493
10/31/2002     16,290                   17,424
11/30/2002     16,663                   17,409
12/31/2002     17,015                   17,789
01/31/2003     17,066                   17,788
02/28/2003     17,272                   18,039
03/31/2003     17,252                   18,057
04/30/2003     17,515                   18,195
05/31/2003     17,946                   18,561
06/30/2003     18,074                   18,549
07/31/2003     17,686                   18,045
08/31/2003     17,702                   18,087
09/30/2003     18,204                   18,545
10/31/2003     18,135                   18,370
11/30/2003     18,334                   18,395
12/31/2003     18,482                   18,556
01/31/2004     18,638                   18,678
02/29/2004     18,771                   18,868
03/31/2004     18,831                   19,015
04/30/2004     18,421                   18,564
05/31/2004     18,370                   18,480
06/30/2004     18,404                   18,535
07/31/2004     18,603                   18,692
08/31/2004     18,924                   19,004
09/30/2004     19,032                   19,037
10/31/2004     19,166                   19,165
11/30/2004     19,092                   18,990
12/31/2004     19,209                   19,120
01/31/2005     19,203                   19,157
02/28/2005     19,183                   19,052
03/31/2005     18,973                   18,954


TAXSAVER BOND FUND VS. LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX

                        AVERAGE ANNUAL TOTAL RETURN ON 03/31/05
                        ---------------------------------------
                        One Year:               (0.97)%
                        Five Year:                5.03%
                        Ten Year:                 4.94%

                        INVESTMENT VALUE ON 03/31/05
                        ----------------------------        -
                        TaxSaver Bond Fund:     $16,195
                        Lehman Index:           $18,419

                                    [CHART]

                  TaxSaver                  Lehman Brothers
                  Bond Fund           10-Year Municipal Bond Index
                  ---------           ----------------------------
03/31/1995         $ 9,625                    $10,000
04/30/1995           9,647                     10,012
05/31/1995           9,877                     10,329
06/30/1995           9,840                     10,265
07/31/1995           9,902                     10,416
08/31/1995          10,004                     10,558
09/30/1995          10,050                     10,625
10/31/1995          10,133                     10,748
11/30/1995          10,283                     10,892
12/31/1995          10,393                     10,959
01/31/1996          10,447                     11,070
02/29/1996          10,423                     11,024
03/31/1996          10,334                     10,887
04/30/1996          10,319                     10,848
05/31/1996          10,339                     10,818
06/30/1996          10,421                     10,921
07/31/1996          10,517                     11,026
08/31/1996          10,528                     11,026
09/30/1996          10,631                     11,139
10/31/1996          10,708                     11,280
11/30/1996          10,857                     11,508
12/31/1996          10,839                     11,456
01/31/1997          10,858                     11,502
02/28/1997          10,943                     11,610
03/31/1997          10,865                     11,454
04/30/1997          10,923                     11,539
05/31/1997          11,033                     11,702
06/30/1997          11,132                     11,831
07/31/1997          11,380                     12,164
08/31/1997          11,302                     12,046
09/30/1997          11,402                     12,199
10/31/1997          11,461                     12,263
11/30/1997          11,519                     12,320
12/31/1997          11,639                     12,514
01/31/1998          11,729                     12,653
02/28/1998          11,739                     12,652
03/31/1998          11,708                     12,644
04/30/1998          11,666                     12,574
05/31/1998          11,843                     12,788
06/30/1998          11,877                     12,835
07/31/1998          11,900                     12,856
08/31/1998          12,055                     13,079
09/30/1998          12,198                     13,273
10/31/1998          12,165                     13,279
11/30/1998          12,197                     13,319
12/31/1998          12,232                     13,360
01/31/1999          12,347                     13,565
02/28/1999          12,299                     13,443
03/31/1999          12,287                     13,436
04/30/1999          12,321                     13,472
05/31/1999          12,264                     13,378
06/30/1999          12,100                     13,129
07/31/1999          12,123                     13,218
08/31/1999          12,029                     13,169
09/30/1999          12,028                     13,213
10/31/1999          11,945                     13,120
11/30/1999          12,027                     13,263
12/31/1999          11,979                     13,194
01/31/2000          11,944                     13,140
02/29/2000          12,038                     13,244
03/31/2000          12,197                     13,501
04/30/2000          12,172                     13,433
05/31/2000          12,138                     13,353
06/30/2000          12,370                     13,717
07/31/2000          12,506                     13,906
08/31/2000          12,643                     14,122
09/30/2000          12,603                     14,056
10/31/2000          12,702                     14,200
11/30/2000          12,725                     14,278
12/31/2000          12,987                     14,614
01/31/2001          13,068                     14,802
02/28/2001          13,167                     14,827
03/31/2001          13,259                     14,953
04/30/2001          13,166                     14,768
05/31/2001          13,303                     14,929
06/30/2001          13,414                     15,018
07/31/2001          13,616                     15,224
08/31/2001          13,794                     15,484
09/30/2001          13,751                     15,462
10/31/2001          13,864                     15,653
11/30/2001          13,780                     15,452
12/31/2001          13,699                     15,288
01/31/2002          13,833                     15,577
02/28/2002          13,997                     15,799
03/31/2002          13,796                     15,474
04/30/2002          13,977                     15,833
05/31/2002          14,081                     15,908
06/30/2002          14,208                     16,106
07/31/2002          14,351                     16,320
08/31/2002          14,454                     16,532
09/30/2002          14,626                     16,927
10/31/2002          14,420                     16,619
11/30/2002          14,372                     16,483
12/31/2002          14,604                     16,844
01/31/2003          14,570                     16,754
02/28/2003          14,751                     17,043
03/31/2003          14,773                     17,051
04/30/2003          14,876                     17,179
05/31/2003          15,133                     17,670
06/30/2003          15,153                     17,586
07/31/2003          14,756                     16,848
08/31/2003          14,862                     16,992
09/30/2003          15,179                     17,564
10/31/2003          15,131                     17,430
11/30/2003          15,293                     17,618
12/31/2003          15,461                     17,803
01/31/2004          15,541                     17,879
02/29/2004          15,761                     18,193
03/31/2004          15,740                     18,089
04/30/2004          15,456                     17,590
05/31/2004          15,435                     17,601
06/30/2004          15,530                     17,659
07/31/2004          15,731                     17,901
08/31/2004          15,975                     18,293
09/30/2004          16,042                     18,390
10/31/2004          16,168                     18,537
11/30/2004          16,057                     18,327
12/31/2004          16,220                     18,542
01/31/2005          16,304                     18,699
02/28/2005          16,277                     18,581
03/31/2005          16,195                     18,419

--------------------------------------------------------------------------------

INVESTORS BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005

--------------------------------------------------------------------------------

 PRINCIPAL                                    SECURITY DESCRIPTION                                 RATE  MATURITY    VALUE
-----------    ----------------------------------------------------------------------------------- ----  -------- ------------
CORPORATE BONDS & NOTES - 57.2%
CONSUMER DISCRETIONARY - 2.5%
$   316,000    Sears Roebuck Acceptance Corp.                                                      6.70% 11/15/06 $    323,076
                                                                                                                  ------------
FINANCIALS - 28.6%
     27,000    Bank United, MTN, Series A                                                          8.00   3/15/09       30,168
    711,000    Comerica Bank                                                                       8.38   7/15/24      861,687
    750,000    Ford Motor Credit Co.                                                               7.88   6/15/10      764,366
    500,000    General Motors Acceptance Corp.                                                     7.75   1/19/10      480,717
    500,000    Lehman Brothers Holdings                                                            7.20   8/15/09      548,321
    316,000    Leucadia National Corp.                                                             8.65   1/15/27      320,740
    750,000    Merrill Lynch & Co., Series CPI++                                                   4.42    3/2/09      745,020
                                                                                                                  ------------
                                                                                                                     3,751,019
                                                                                                                  ------------
HEALTH CARE - 3.9%
    500,000    United Health Group, Inc.                                                           7.50  11/15/05      510,028
                                                                                                                  ------------
UTILITIES - 22.2%
    750,000    American Electric Power Co., Inc., Series A                                         6.13   5/15/06      766,884
  1,000,000    DPL, Inc.                                                                           8.25    3/1/07    1,064,739
  1,010,000    DPL, Inc.                                                                           6.88    9/1/11    1,078,144
                                                                                                                  ------------
                                                                                                                     2,909,767
                                                                                                                  ------------
Total Corporate Bonds & Notes (Cost $7,448,416)                                                                      7,493,890
                                                                                                                  ------------
MUNICIPAL BONDS - 16.4%
  1,251,093    Coffee County, GA, Hospital Authority, Taxable Revenue Anticipation Certificates,
               Coffee Regional Medical Center Office Building Project, Series B^                   9.00   12/1/12    1,264,605
    845,336    Coffee County, GA, Hospital Authority, Taxable Revenue Anticipation Certificates,
               Coffee Regional Medical Center Office Building Project, Series B, ACA Insured, CBI^ 9.00   12/1/12      881,896
                                                                                                                  ------------
Total Municipal Bonds (Cost $2,176,730)                                                                              2,146,501
                                                                                                                  ------------
U.S. TREASURY BILLS - 5.7%
    750,000    U.S. Treasury Bill (Cost $747,395)                                                  2.69   5/19/05      747,385
                                                                                                                  ------------
U.S. TREASURY NOTES - 9.3%
  1,250,000    U.S. Treasury Notes (Cost $1,260,161)                                               3.63   7/15/09    1,226,221
                                                                                                                  ------------

  SHARES
-----------
EQUITIES - 9.3%
COMMON STOCK - 0.1%
        741    Conseco, Inc.+ (Cost $1,020,232)                                                                         15,131
                                                                                                                  ------------
PREFERRED STOCK - 3.7%
     20,000    PNC Capital Trust (Cost $500,000)                                                   6.13                482,800
                                                                                                                  ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

INVESTORS BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005

--------------------------------------------------------------------------------

 SHARES                           SECURITY DESCRIPTION                                VALUE
---------- -------------------------------------------------------------------     ------------
WARRANTS - 5.5%
     2,964 Conseco, Inc.                                                           $      8,299
    27,600 National Commerce Capital Trust                                              717,876
                                                                                   ------------
Total Warrants (Cost $750,766)                                                          726,175
                                                                                   ------------
SHORT-TERM INVESTMENTS - 1.2%
MONEY MARKET FUND - 0.1%
    15,295 Citi/SM/ Institutional Trust Liquid Reserves Class A (Cost $15,295)           15,295
                                                                                   ------------

PRINCIPAL
----------
MONEY MARKET DEPOSIT ACCOUNT - 1.1%
   144,801 Citibank Money Market Deposit Account (Cost $144,801)                        144,801
                                                                                   ------------
Total Short-Term Investments (cost $160,096)                                            160,096
                                                                                   ------------
Total Investments - 99.1% (Cost $14,063,796)*                                        12,998,199
Other Assets and Liabilities, Net - 0.9%                                                123,972
                                                                                   ------------
NET ASSETS - 100.0%                                                                $ 13,122,171
                                                                                   ============

                    PORTFOLIO HOLDINGS (AS OF 3/31/05)
                    % OF TOTAL INVESTMENTS

                       Corporate Bonds & Notes         57.7%
                       Municipal Bonds                 16.5%
                       U.S. Treasury Bills              5.7%
                       U.S. Treasury Notes              9.4%
                       Common Stocks                    0.2%
                       Preferred Stocks                 3.7%
                       Warrants                         5.6%
                       Money Market Fund                0.1%
                       Money Market Deposit Account     1.1%

----------
++Variable Rate Security.

+Non-income producing security.

^Restricted security not registered under the Securities Act of 1933 other than rule 144A securities. At the end of the period, the value of these securities amounted to $2,146,501 or 16.4% of net assets.

                              SECURITY                                ACQUISITION DATE ACQUISITION COST
                              --------                                ---------------- ----------------
Coffee County, GA, Hospital Authority, Taxable Revenue Anticipation
Certificates, Coffee Regional Medical Center Office Building Project,
Series B                                                                 10/31/2001       $1,287,407
Coffee County, GA, Hospital Authority, Taxable Revenue Anticipation
Certificates, Coffee Regional Medical Center Office Building Project,    10/10/1997       $  709,045
Series B, ACA Insured, CBI                                               12/15/1997       $  180,278

See Notes to Financial Statements.

--------------------------------------------------------------------------------

INVESTORS BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005

--------------------------------------------------------------------------------


*Cost for Federal income tax purposes is $14,065,386 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $   137,816
            Gross Unrealized Depreciation              $(1,205,003)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $(1,067,187)
                                                       ===========

ACA American Capital Access
CBI Certificate of Bond Insurance
CPI Consumer Price Index
MTN Medium Term Note

See Notes to Financial Statements.

--------------------------------------------------------------------------------

TAXSAVER BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005

--------------------------------------------------------------------------------

 PRINCIPAL                                 SECURITY DESCRIPTION                                  RATE  MATURITY    VALUE
----------- ----------------------------------------------------------------------------------- -----  -------- ------------
MUNICIPAL BONDS - 94.8%
ARIZONA - 3.5%
$   500,000 Gila County, AZ, IDA, Cobre Valley Community Hospital, Healthcare RV, ACA Insured    6.00%  12/1/20 $    534,270
                                                                                                                ------------
ARKANSAS - 2.0%
    305,000 Crossett, AR, PCR, Georgia-Pacific Corp. Project                                     4.88   10/1/07      309,044
                                                                                                                ------------
DISTRICT OF COLUMBIA - 3.5%
    500,000 District of Columbia, Educational Facilities RV, American University, AMBAC Insured  5.75   10/1/16      524,915
                                                                                                                ------------
ILLINOIS - 1.1%
    170,000 Illinois Development Finance Authority RV, Community Rehabilitation Providers
            Facilities Acquisition Program, Partially P/R                                        8.25    8/1/12      158,836
                                                                                                                ------------
LOUISIANA - 14.7%
  1,000,000 Calcasieu Parish, LA, IDA RV, Occidental Petroleum Project                           4.80   12/1/06    1,024,860
    950,000 Louisiana Public Facilities Authority, Healthcare RV, Extended Care Facilities
            Community-Care Corp.                                                                11.00    2/1/14    1,196,601
                                                                                                                ------------
                                                                                                                   2,221,461
                                                                                                                ------------
MAINE - 1.7%
    250,000 Baileyville, ME, PCR, Georgia-Pacific Corp. Project                                  4.75    6/1/05      250,447
                                                                                                                ------------
MINNESOTA - 6.6%
  1,000,000 International Falls, MN, PCR, Boise Cascade Corp. Project                            5.50    4/1/23      999,430
                                                                                                                ------------
MISSOURI - 3.1%
    465,000 Kansas City, MO, IDA RV, Owens-Illinois, Inc. Project                                4.90  12/31/08      472,282
                                                                                                                ------------
NEW HAMPSHIRE - 0.6%
     90,000 New Hampshire, HEHFA RV, Franklin Pierce College Project                             6.00   10/1/13       89,941
                                                                                                                ------------
NEW JERSEY - 5.6%
    770,000 Essex County, NJ, Improvement Authority RV, Utilities System East Orange
            Franchise, MBIA Insured                                                              6.00    7/1/18      840,825
                                                                                                                ------------
OHIO - 35.0%
    740,000 Hamilton, OH, GO Bonds, One Renaissance Center, Series A, AMBAC Insured              5.50   11/1/16      816,642
    300,000 Lebanon, OH, Electric RV, AMBAC Insured                                              5.50   12/1/17      330,171
    500,000 Lorain County, OH, Hospital RV, Catholic Healthcare Project, Series A                5.63   10/1/16      536,750
    215,000 Montgomery County, OH, GO Bonds                                                      5.30   12/1/10      227,408
    500,000 Montgomery County, OH, Catholic Health Initiatives                                   5.38    9/1/11      543,415
    615,000 Northwest, OH, GO Bonds, FGIC Insured                                                5.50   12/1/12      687,102
  1,000,000 Ohio State Air Quality Development Authority, PCR, Environmental Improvement,
            United States Steel Corp. Project                                                    5.00   11/1/15    1,085,890
    500,000 Ohio State Building Authority, Lease RV, Arts Building Fund Project, Series A        5.50    4/1/16      546,485
    500,000 Ohio State Water Development Authority, PCR, Toledo Edison Co. Project, Series B     4.50    9/1/33      502,805
                                                                                                                ------------
                                                                                                                   5,276,668
                                                                                                                ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

TAXSAVER BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005

--------------------------------------------------------------------------------

 PRINCIPAL                                SECURITY DESCRIPTION                                RATE  MATURITY    VALUE
----------- --------------------------------------------------------------------------------- ----- -------- ------------
OKLAHOMA - 1.3%
$   195,000 Claremore, OK, Public Works Authority Capital Improvement, Sales Tax RV, ETM,
            MBIA Insured                                                                       5.00  6/1/05  $    195,885
                                                                                                             ------------
PENNSYLVANIA - 5.1%
    385,000 Bucks County, PA, IDA RV, Personal Care, Remarketed 11/15/93, ETM, Series A       10.00 5/15/19       616,285
    150,000 Horizon Hospital System Authority, PA, Hospital RV, Horizon Hospital System, Inc.
            Project                                                                            6.35 5/15/16       156,099
                                                                                                             ------------
                                                                                                                  772,384
                                                                                                             ------------
PUERTO RICO - 1.8%
    250,000 Commonwealth of Puerto Rico, Fuel Sales Tax RV, Public Improvement Project,
            Series A                                                                           5.50  7/1/16       278,765
                                                                                                             ------------
VIRGIN ISLANDS - 1.4%
    200,000 Virgin Islands, PFA RV, Gross Receipts Taxes Lien, Series A                        5.63 10/1/10       211,994
                                                                                                             ------------
WASHINGTON - 7.8%
    465,000 Pierce County, WA, HFA RV                                                          6.00 12/1/28       459,457
    730,000 Vancouver, WA, HFA RV, Springbrook Square Project, Series B                        6.00  3/1/31       712,619
                                                                                                             ------------
                                                                                                                1,172,076
                                                                                                             ------------
Total Municipal Bonds (Cost $13,744,423)                                                                       14,309,223
                                                                                                             ------------

  SHARES
-----------
SHORT-TERM INVESTMENTS - 3.1 %
MONEY MARKET FUND - 3.1%
    473,713 Dreyfus Municipal Cash Management Plus Fund (Cost $473,713)                                           473,713
                                                                                                             ------------
Total Investments - 97.9% (Cost $14,218,136)*                                                                $ 14,782,936
Other Assets and Liabilities, Net - 2.1%                                                                          319,582
                                                                                                             ------------
NET ASSETS - 100.0%                                                                                          $ 15,102,518
                                                                                                             ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------

TAXSAVER BOND FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005

--------------------------------------------------------------------------------


                    PORTFOLIO HOLDINGS (AS OF 3/31/05)
                    % OF TOTAL INVESTMENTS

                           Arizona                      3.6%
                           Arkansas                     2.1%
                           District of Columbia         3.6%
                           Illinois                     1.1%
                           Louisiana                   15.0%
                           Maine                        1.7%
                           Minnesota                    6.8%
                           Missouri                     3.2%
                           New Hampshire                0.6%
                           New Jersey                   5.7%
                           Ohio                        35.7%
                           Oklahoma                     1.3%
                           Pennsylvania                 5.2%
                           Puerto Rico                  1.9%
                           Virgin Islands               1.4%
                           Washington                   7.9%

----------
*Cost for Federal income tax purposes is $14,218,136 and net unrealized appreciation (depreciation) consists of:

              Gross Unrealized Appreciation              $622,305
              Gross Unrealized Depreciation              $(57,505)
                                                         --------
              Net Unrealized Appreciation (Depreciation) $564,800
                                                         ========

ACA   American Capital Access
AMBAC American Municipal Bond Assurance Corporation
ETM   Escrowed to Maturity
FGIC  Financial Guaranty Insurance Company
GO    General Obligation
HEHFA Higher Education & Health Facilities Authority
HFA   Housing Finance Authority
IDA   Industrial Development Authority
MBIA  Municipal Bond Insurance Association
P/R   Prerefunded
PCR   Pollution Control Revenue
PFA   Public Finance Authority
RV    Revenue Bonds

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2005

--------------------------------------------------------------------------------

                                                                                   INVESTORS    TAXSAVER
                                                                                   BOND FUND    BOND FUND
                                                                                   ---------    ---------
ASSETS
   Total investments, at value
    (Cost $14,063,796 and $14,218,136, respectively)                              $12,998,199  $14,782,936
   Cash                                                                                56,490      110,430
   Receivables:
    Expense reimbursement from Advisor                                                  9,029        5,622
    Interest and dividends                                                            128,892      252,795
                                                                                  -----------  -----------
Total Assets                                                                       13,192,610   15,151,783
                                                                                  -----------  -----------
LIABILITIES
   Payables:
    Dividends                                                                          38,687       16,220
   Accrued Liabilities:
    Trustees' fees and expenses                                                            70           80
    Other expenses                                                                     31,682       32,965
                                                                                  -----------  -----------
Total Liabilities                                                                      70,439       49,265
                                                                                  -----------  -----------
NET ASSETS                                                                        $13,122,171  $15,102,518
                                                                                  ===========  ===========
COMPONENTS OF NET ASSETS
   Paid-in capital                                                                $14,502,496  $14,545,920
   Accumulated undistributed (distributions in excess of) net investment income           685           (5)
   Accumulated net realized gain (loss) on investments                               (315,413)      (8,197)
   Unrealized appreciation (depreciation) on investments                           (1,065,597)     564,800
                                                                                  -----------  -----------
NET ASSETS                                                                        $13,122,171  $15,102,518
                                                                                  ===========  ===========
SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)                         1,256,323    1,410,459
                                                                                  ===========  ===========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE                                    $     10.44  $     10.71
                                                                                  ===========  ===========
OFFERING PRICE PER SHARE (NAV / (1-MAXIMUM SALES LOAD))                           $     10.85  $     11.13
                                                                                  ===========  ===========
MAXIMUM SALES LOAD                                                                       3.75%        3.75%
                                                                                  ===========  ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2005

--------------------------------------------------------------------------------

                                                                         INVESTORS  TAXSAVER
                                                                         BOND FUND  BOND FUND
                                                                         ---------  ---------
INVESTMENT INCOME
   Interest income                                                       $ 695,776  $ 727,755
   Dividend income                                                          88,758      5,229
                                                                         ---------  ---------
Total Investment Income                                                    784,534    732,984
                                                                         ---------  ---------
EXPENSES
   Investment advisor fees                                                  58,475     59,949
   Administrator fees                                                       16,119     16,487
   Transfer agency fees                                                     23,707     20,025
   Shareholder servicing fees                                               36,547     37,468
   Custodian fees                                                            6,149      5,389
   Accountant fees                                                          43,774     43,228
   Professional fees                                                        24,359     24,080
   Registration fees                                                         4,758      4,392
   Trustees' fees and expenses                                               1,029      1,045
   Miscellaneous expenses                                                   20,886     24,151
                                                                         ---------  ---------
Total Expenses                                                             235,803    236,214
   Fees waived and expenses reimbursed                                     (96,925)   (93,834)
                                                                         ---------  ---------
Net Expenses                                                               138,878    142,380
                                                                         ---------  ---------
NET INVESTMENT INCOME (LOSS)                                               645,656    590,604
                                                                         ---------  ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                 (24,794)    (7,687)
   Net change in unrealized appreciation (depreciation) on investments    (520,061)  (170,309)
                                                                         ---------  ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                    (544,855)  (177,996)
                                                                         ---------  ---------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                        $ 100,801  $ 412,608
                                                                         =========  =========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED MARCH 31, 2004 AND MARCH 31, 2005

--------------------------------------------------------------------------------

                                                                                 INVESTORS               TAXSAVER
                                                                                 BOND FUND              BOND FUND
                                                                           ---------------------  ---------------------
                                                                              AMOUNT     SHARES      AMOUNT     SHARES
                                                                             ------      ------     ------      ------
NET ASSETS -- MARCH 31, 2003                                               $15,697,486            $18,124,590
                                                                           -----------            -----------
OPERATIONS
  Net investment income (loss)                                                 792,039                595,345
  Net realized gain (loss) on investments                                      359,147                134,016
  Net change in unrealized appreciation (depreciation) on investments          299,915                202,220
                                                                           -----------            -----------
Increase (Decrease) in Net Assets from Operations                            1,451,101                931,581
                                                                           -----------            -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                       (792,089)              (583,480)
  Net realized gain on investments                                                  --               (100,084)
                                                                           -----------            -----------
Total Distributions to Shareholders                                           (792,089)              (683,564)
                                                                           -----------            -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                             2,738,907   257,601      925,126    85,858
  Reinvestment of distributions                                                326,337    30,570      411,608    38,312
  Redemption of shares                                                      (3,280,559) (305,481)  (4,300,231) (403,396)
                                                                           -----------  --------  -----------  --------
Increase (Decrease) from Capital Share Transactions                           (215,315)  (17,310)  (2,963,497) (279,226)
                                                                           -----------  ========  -----------  ========
Increase (Decrease) in Net Assets                                              443,697             (2,715,480)
                                                                           -----------            -----------
NET ASSETS -- MARCH 31, 2004 (INCLUDING LINE (A))                          $16,141,183            $15,409,110
                                                                           -----------            -----------
OPERATIONS
  Net investment income (loss)                                                 645,656                590,604
  Net realized gain (loss) on investments                                      (24,794)                (7,687)
  Net change in unrealized appreciation (depreciation) on investments         (520,061)              (170,309)
                                                                           -----------            -----------
Increase (Decrease) in Net Assets from Operations                              100,801                412,608
                                                                           -----------            -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                       (645,658)              (590,609)
  Net realized gain on investments                                                  --                (47,722)
                                                                           -----------            -----------
Total Distributions to Shareholders                                           (645,658)              (638,331)
                                                                           -----------            -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                             2,097,960   198,074      421,003    38,934
  Reinvestment of distributions                                                229,077    21,602      415,093    38,570
  Redemption of shares                                                      (4,801,192) (454,105)    (916,965)  (86,101)
                                                                           -----------  --------  -----------  --------
Increase (Decrease) from Capital Share Transactions                         (2,474,155) (234,429)     (80,869)   (8,597)
                                                                           -----------  ========  -----------  ========
Increase (Decrease) in Net Assets                                           (3,019,012)              (306,592)
                                                                           -----------            -----------
NET ASSETS -- MARCH 31, 2005 (INCLUDING LINE (B))                          $13,122,171            $15,102,518
                                                                           ===========            ===========
 (a) Accumulated undistributed (distributions in excess of) net investment
     income, March 31, 2004                                                $       224            $        --
                                                                           -----------            -----------
 (b) Accumulated undistributed (distributions in excess of) net investment
     income, March 31, 2005                                                $       685            $        (5)
                                                                           -----------            -----------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                                                         YEARS ENDED MARCH 31,
                                                            ----------------------------------------------
                                                              2005     2004     2003      2002       2001
                                                             ----     ----     ----     ----        ----
-----------------------------------------------------------------------------------------------------------
INVESTORS BOND FUND
NET ASSET VALUE, BEGINNING OF YEAR                          $ 10.83  $ 10.41  $  9.91  $ 10.11     $  9.74
                                                            -------  -------  -------  -------     -------
INVESTMENT OPERATIONS
   Net investment income (loss)                                0.47     0.51     0.59     0.63 (a)    0.72
   Net realized and unrealized gain (loss) on investments     (0.39)    0.42     0.50    (0.20)(a)    0.37
                                                            -------  -------  -------  -------     -------
Total from Investment Operations                               0.08     0.93     1.09     0.43        1.09
                                                            -------  -------  -------  -------     -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                      (0.47)   (0.51)   (0.59)   (0.63)      (0.72)
                                                            -------  -------  -------  -------     -------
Total Distributions to Shareholders                           (0.47)   (0.51)   (0.59)   (0.63)      (0.72)
                                                            -------  -------  -------  -------     -------
NET ASSET VALUE, END OF YEAR                                $ 10.44  $ 10.83  $ 10.41  $  9.91     $ 10.11
                                                            =======  =======  =======  =======     =======
TOTAL RETURN(B)                                                0.75%    9.15%   11.26%    4.32%      11.90%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)                 $13,122  $16,141  $15,697  $15,371     $13,372
Ratios to Average Net Assets:
   Net investment income (loss)                                4.41%    4.81%    5.79%    6.23%(a)    7.75%
   Net expenses                                                0.95%    0.95%    0.66%    0.95%       0.81%
   Gross expenses(c)                                           1.61%    1.42%    1.45%    1.57%       1.21%
PORTFOLIO TURNOVER RATE                                          40%      88%      64%      81%         28%
-----------------------------------------------------------------------------------------------------------
TAXSAVER BOND FUND
NET ASSET VALUE, BEGINNING OF YEAR                          $ 10.86  $ 10.67  $ 10.42  $ 10.45     $ 10.05
                                                            -------  -------  -------  -------     -------
INVESTMENT OPERATIONS
   Net investment income                                       0.42     0.43     0.42     0.44        0.45
   Net realized and unrealized gain (loss) on investments     (0.12)    0.25     0.30    (0.03)       0.40
                                                            -------  -------  -------  -------     -------
Total from Investment Operations                               0.30     0.68     0.72     0.41        0.85
                                                            -------  -------  -------  -------     -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net investment income                                      (0.42)   (0.42)   (0.43)   (0.44)      (0.45)
   Net realized investment gains                              (0.03)   (0.07)   (0.04)      --          --
                                                            -------  -------  -------  -------     -------
Total Distributions to Shareholders                           (0.45)   (0.49)   (0.47)   (0.44)      (0.45)
                                                            -------  -------  -------  -------     -------
NET ASSET VALUE, END OF YEAR                                $ 10.71  $ 10.86  $ 10.67  $ 10.42     $ 10.45
                                                            =======  =======  =======  =======     =======
TOTAL RETURN(B)                                                2.89%    6.54%    7.08%    4.05%       8.71%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)                 $15,103  $15,409  $18,125  $20,216     $21,301
Ratios to Average Net Assets:
   Net investment income                                       3.93%    3.98%    4.00%    4.22%       4.50%
   Net expenses                                                0.95%    0.95%    0.95%    0.95%       0.81%
   Gross expenses(c)                                           1.57%    1.47%    1.35%    1.36%       1.26%
PORTFOLIO TURNOVER RATE                                           4%      18%      23%      27%         37%

(a)As required, effective April 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change on Investors Bond Fund, for the year ended March 31, 2002, was to decrease net investment income per share by $.02, increase net realized and unrealized gains and losses per share by $.02, and decrease the ratio of net investment income to average net assets by 0.29%. Per share data, ratios, and supplementary data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
(b)Total return calculations do not include sales charge.
(c)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005

--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Investors Bond Fund and TaxSaver Bond Fund (individually, a "Fund" and, collectively, the "Funds"). The Funds are non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-five series. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. The Funds commenced operations on October 2, 1989. Investors Bond Fund seeks to provide as high a level of current income consistent with capital preservation and prudent investment risk. TaxSaver Bond Fund seeks to provide a high level of current income exempt from Federal income tax.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION-Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees if (1) market quotations are insufficient or not readily available; or (2) the Advisor believes that the values available are unreliable.

SECURITIES TRANSACTIONS, INTEREST INCOME AND REALIZED GAIN AND LOSS-Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. All premium and discount is being amortized and accreted according to Federal income tax regulations. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS-Distributions to shareholders of net investment income are declared daily and paid monthly. Net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by the Funds.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005

--------------------------------------------------------------------------------


FEDERAL TAXES-Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION-The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

RESTRICTED SECURITIES-Each Fund may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in the Schedules of Investments.

NOTE 3. ADVISORY FEES, SERVICING FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISOR-Bainbridge Capital Management, LLC ("Bainbridge"), serves as investment advisor to the Funds. Bainbridge receives an advisory fee at an annual rate of 0.40% of each Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES-Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides administration, portfolio accounting and transfer agency services to the Funds.

SHAREHOLDER SERVICE AGENT-Each Fund pays a shareholder servicing fee to Citigroup at an annual rate of up to 0.25% of the Fund's average daily net assets under a shareholder service plan (the "Plan") established by the Trust and relevant to each Fund. Citigroup may perform or arrange for the performance of certain activities relating to the servicing and maintenance of shareholder accounts not otherwise performed by the transfer agent. Under the Plan, Citigroup may enter into shareholder service agreements with financial institutions or other persons, including Bainbridge, who provide shareholder servicing activities for their clients invested in the Funds.

DISTRIBUTION-Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). Prior to March 1, 2005, the Distributor was known as Forum Fund Services, LLC. The Distributor is not affiliated with Citigroup or its affiliated companies. The Distributor receives and may reallow to certain institutions the sales charge paid on purchases of the Fund's shares.

For the year ended March 31, 2005, the Distributor retained $209 and $27 of the front-end sales charges assessed on the sale of Investors Bond Fund shares and TaxSaver Bond Fund shares, respectively. Bainbridge is under common control of the Distributor.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer to the Trust as well as certain additional compliance support functions.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005

--------------------------------------------------------------------------------


TRUSTEES AND OFFICERS-Certain Trustees and officers of the trust are directors, officers or employees of the aforementioned companies. No officer is compensated by the Trust except for the President.

NOTE 4. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

Bainbridge has contractually undertaken to waive a portion of its fees and reimburse a portion of the Fund expenses so that total expenses of each Fund will not exceed 0.95% of average net assets through July 31, 2005. Citigroup has voluntarily waived a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the year ended March 31, 2005, fees waived and expenses reimbursed were as follows:

                                                                  TOTAL FEES
                                                        EXPENSES  WAIVED AND
                       INVESTMENT TRANSFER SHAREHOLDER REIMBURSED  EXPENSES
                        ADVISORY   AGENCY   SERVICING  BY ADVISOR REIMBURSED
                       ---------- -------- ----------- ---------- ----------
   Investors Bond Fund  $49,066    $2,283    $36,547     $9,029    $96,925
   TaxSaver Bond Fund    49,996       748     37,468      5,622     93,834

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the year ended March 31, 2005, were as follows:

                              NON US GOVERNMENT       US GOVERNMENT
                                 OBLIGATIONS           OBLIGATIONS
                             -------------------- ---------------------
                             PURCHASES   SALES    PURCHASES    SALES
                             ---------   -----    ---------    -----
         Investors Bond Fund $530,000  $2,519,039 $4,995,469 $5,714,922
         TaxSaver Bond Fund   560,000     615,900         --         --

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of March 31, 2005, distributable earnings on a tax basis were as follows:

                    UNDISTRIBUTED UNDISTRIBUTED UNDISTRIBUTED  CAPITAL     UNREALIZED
                     TAX-EXEMPT     ORDINARY      LONG-TERM   AND OTHER   APPRECIATION
                       INCOME     INCOME (LOSS)  GAIN (LOSS)   LOSSES    (DEPRECIATION)    TOTAL
                    ------------- ------------- ------------- ---------  --------------    -----
Investors Bond Fund      $--          $685          $ --      $(313,823)  $(1,067,187)  $(1,380,325)
TaxSaver Bond Fund        (5)           --           817         (9,014)      564,800       556,598

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

As of March 31, 2005, Investors Bond Fund capital loss carryovers to offset future capital gains are as follows:

                              AMOUNT   EXPIRATION
                              ------   ----------
                              $289,029    2009
                              $  5,429    2013

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005

--------------------------------------------------------------------------------


For tax purposes, Investors Bond Fund and TaxSaver Bond Fund have current year deferred post-October losses of $19,365 and $9,014, respectively. These losses will be recognized for tax purposes on the first business day of the Fund's fiscal year beginning April 1, 2005.

The tax character of distributions paid during 2005 and 2004 were as follows:

                                                           LONG-TERM
                    TAX-EXEMPT INCOME  ORDINARY INCOME    CAPITAL GAIN         TOTAL
                    ----------------- ----------------- ---------------- -----------------
                      2005     2004     2005     2004    2005     2004     2005     2004
                      ----     ----     ----     ----    ----     ----     ----     ----
Investors Bond Fund $     -- $     -- $645,658 $792,718 $    -- $     -- $645,658 $792,718
TaxSaver Bond Fund   590,609  594,109       --       --  47,722  100,084  638,331  694,193

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2005. The following reclassification was primarily due to disallowed premium/discount, and has no impact on the net assets of the Fund.

                                               INVESTORS BOND FUND
                                               -------------------
             Accumulated Net Investment Income        $ 463
             Paid-In-Capital                           (463)

NOTE 7. CONCENTRATION OF RISK

As of March 31, 2005, 6.8% and 26.6% of the securities in Investors Bond Fund and TaxSaver Bond Fund, respectively, were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 6.8% and 8.8% of total investments in Investors Bond Fund and TaxSaver Bond Fund, respectively.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Investors Bond Fund and TaxSaver Bond Fund:

   We have audited the accompanying statements of assets and liabilities of Investors Bond Fund and TaxSaver Bond Fund (the "Funds") (each a non-diversified series of Forum Funds), including the schedules of investments, as of March 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor have we been engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investors Bond Fund and TaxSaver Bond Fund as of March 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
May 23, 2005

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2005

--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the policies and procedures the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolio is available, without charge and upon request, by calling (800) 943-6786. This information is also available from the EDGAR database on the SEC's Web site at www.sec.gov. For the twelve months ended June 30, 2004, none of the securities held by the Funds were involved in a proxy vote and as a result the Funds had no proxy voting record to report.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

Effective June 30, 2004, the Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 through March 31, 2005.

ACTUAL EXPENSES-The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES-The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2005

--------------------------------------------------------------------------------

determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                               BEGINNING        ENDING
                             ACCOUNT VALUE  ACCOUNT VALUE  EXPENSES PAID
                            OCTOBER 1, 2004 MARCH 31, 2005 DURING PERIOD
                            --------------- -------------- -------------
        INVESTORS BOND FUND
        Actual Return          $1,000.00      $  996.86        $4.73
        Hypothetical Return    $1,000.00      $1,020.19        $4.78
        TAXSAVER BOND FUND
        Actual Return          $1,000.00      $1,009.54        $4.76
        Hypothetical Return    $1,000.00      $1,020.19        $4.78

Expenses are equal to each Fund's annualized expense ratio of 0.95%, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income. The percentage of ordinary income distributions designated as qualifying for the corporate dividends received deduction ("DRD") and the individual qualified dividend rate ("QDI") is presented below.

                                LONG TERM     EXEMPT
                               CAPITAL GAIN INTEREST % DRD %  QDI %
                               ------------ ---------- -----  -----
           Investors Bond Fund   $    --          --%  12.82% 12.82%
           TaxSaver Bond Fund     47,722      100.00%     --%    --%

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and three other investment companies (collectively, "fund complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser within the last six months. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees twenty-nine portfolios in the fund complex. No Trustee is a director of any other public company or registered investment company. The Funds' Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 943-6786.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2005

--------------------------------------------------------------------------------

                            POSITION        LENGTH
                            WITH THE        OF TIME                PRINCIPAL OCCUPATION(S)
  NAME AND BIRTH DATE        TRUST          SERVED                   DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish        Chairman        Since 1989     Retired; Partner, Wolfe, Block, Schorr and
Born: November 9, 1943   Trustee         (Chairman      Solis-Cohen, LLP (law firm) 2002-2003;
                                         since 2004)    Partner, Thelen Reid & Priest LLP (law firm)
                                                        1995-2002.
-----------------------------------------------------------------------------------------------------
Costas Azariadis         Trustee         Since 1989     Professor of Economics, University of
Born: February 15, 1943                                 California-Los Angeles; Visiting Professor of
                                                        Economics, Athens University of Economics
                                                        and Business 1998-1999.
-----------------------------------------------------------------------------------------------------
James C. Cheng           Trustee         Since 1989     President, Technology Marketing
Born: July 26, 1942                                     Associates (marketing company for small-
                                                        and medium-sized businesses in New
                                                        England).
-----------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer           Trustee         Since 1989     President, Citigroup's fund services division
Born: July 15, 1942                                     since 2003; President, Forum Financial
                                                        Group, LLC ("Forum") (a fund services
                                                        company acquired by Citigroup in 2003).
-----------------------------------------------------------------------------------------------------
OFFICERS
Carl A. Bright/1/        President       Since 2005     President, Foreside Fund Services, LLC;
Born: December 20, 1957                                 Consultant, Foreside Solutions, LLC 2000-
                                                        2003 (mutual fund development company).
-----------------------------------------------------------------------------------------------------
David I. Goldstein/1/    Chief           Since 2003     Director, Citigroup's fund services division
Born: August 3, 1961     Administrative  (Chief         since 2003; Director of Business Product
                         Officer         Administrative Development, Forum 1999-2003.
                                         Officer since
                                         2005)
-----------------------------------------------------------------------------------------------------
Beth P. Hanson           Vice President/ Since 2003     Relationship Manager; Citigroup's fund
Born: July 15, 1966      Assistant                      services division since 2003; Relationship
                         Secretary                      Manager, Forum 1999-2003.
-----------------------------------------------------------------------------------------------------
Sara M. Morris           Vice President  Since 2004     Director and Relationship Manager,
Born: September 18, 1963                                Citigroup's fund services division since
                                                        2004; Chief Financial Officer, The VIA
                                                        Group, LLC (strategic marketing company)
                                                        2000-2003.
-----------------------------------------------------------------------------------------------------
Stacey E. Hong           Treasurer       Since 2002     Director, Fund Accounting, Citigroup's fund
Born: May 10, 1966                                      services division since 2003; Director of
                                                        Accounting, Forum 1999-2003.
-----------------------------------------------------------------------------------------------------
David M. Whitaker        Secretary       Since 2004     Senior Manager, Citigroup's fund services
Born: September 6, 1971                                 division since 2004; Assistant Counsel,
                                                        PFPC, Inc. (a fund services company)
                                                        1999-2004.
-----------------------------------------------------------------------------------------------------

/1/ Effective April 1, 2005.

                                TRANSFER AGENT
                          Forum Shareholder Services
                              Two Portland Square
                              Portland, ME 04101

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

FOR MORE INFORMATION

                                    [GRAPHIC]


                      Bainbridge Capital Management, LLC

                              INVESTORS BOND FUND

                              TAXSAVER BOND FUND

                                  FORUM FUNDS
                                 P.O. BOX 446
                             PORTLAND, MAINE 04112
                                 800-943-6786

[H.M. PAYSON & Co. LOGO]

MARCH 31, 2005

PAYSON TOTAL RETURN FUND

PAYSON VALUE FUND

ANNUAL REPORT

                                    [GRAPHIC]

--------------------------------------------------------------------------------

TABLE OF CONTENTS
                                                                 MARCH 31, 2005

--------------------------------------------------------------------------------


          A Message to Our Shareholders                            1

          Performance Chart and Analysis                           3

          Schedules of Investments:                                4

           Payson Total Return Fund                                4
           Payson Value Fund                                       6

          Statements of Assets and Liabilities                     8

          Statements of Operations                                 9

          Statements of Changes in Net Assets                     10

          Financial Highlights                                    11

          Notes to Financial Statements                           13

          Report of Independent Registered Public Accounting Firm 16

          Additional Information                                  17

--------------------------------------------------------------------------------

A MESSAGE TO OUR SHAREHOLDERS

--------------------------------------------------------------------------------


                                                                 March 31, 2005

Dear Payson Fund Shareholder:

   The year ending March 31, 2005 produced mixed results for U. S. equity investors, with the S&P 500 Index delivering a total return of 6.69%. The year was marked by significant global political and economic uncertainty, with the bulk of the positive returns occurring in the last calendar quarter of 2004. Throughout the year, the equity markets were influenced by competing forces. Corporate profits were generally strong, continuing their third year of recovery from the lows of 2002. Offsetting the strong economic data were increasing concerns about oil prices, inflation, a weaker U.S. dollar, and higher interest rates.

   The best-performing market sectors for the period were Energy, Utilities, Basic Materials, and Industrials, all of which benefited from higher energy prices and strong global demand for raw materials, particularly in China. These small sectors (a combined 27% of the Index) provided total returns of 46%, 23%, 17% and 17%, respectively. The larger sectors, including Technology, Financial Services, Health Care, Consumer Staples and Consumer Discretionary (a combined 70% of the Index), experienced low single-digit or negative total returns (-1.0%, -2.5%, 1.6%, 2.9%, and 5.4%, respectively). The lagging performance of the large sectors provided a challenge to managers practicing a diversified investment approach.

   Investment grade bonds turned in a surprisingly strong performance. Many market observers had been expecting bond yields to rise in response to the Federal Reserve's program of steady rate increases (seven in all). However, strong demand for U.S. Treasury debt, driven by large foreign reserves from a growing trade imbalance, limited the increase in bond yields. The ten year Treasury note began the period with a 3.83% yield, and ended at 4.48%. Investors seeking additional yield in a low interest rate environment drove corporate bond spreads to their lowest levels in memory.

   The Payson Total Return Fund and Payson Value Fund produced total returns for the year ending March 31, 2005 of 3.91% and 2.95%, respectively. For comparison purposes, the Lipper Balanced Funds Average and Lipper Large-Cap Core Funds Average, for the same one-year period, were 4.31% and 4.03%, respectively. The equity holdings in the two Funds were very similar throughout the period. The Payson Total Return Fund, which changed its name from the Payson Balanced Fund in August of 2003, had a higher return during the period than the Payson Value Fund principally due to its allocation in fixed-income securities.

   In general, it is our practice to maintain portfolio representation across the major industry groups, in the belief that diversification reduces portfolio volatility. During the period just concluded, the Payson Funds benefited from an over-weighted position in energy stocks. Companies including ExxonMobil Corp., ChevronTexaco Corp., ConocoPhillips and Anadarko Petroleum Corp. performed extremely well. A market-weighting in industrial stocks, including General Electric Co., United Technologies Corp. and General Dynamics Corp. also served the Funds well. Some individual companies which outperformed the S&P 500 Index included Polaris Industries, Inc., Altria Group, Inc., Abbott Laboratories, Johnson & Johnson and Dell, Inc.

--------------------------------------------------------------------------------

A MESSAGE TO OUR SHAREHOLDERS

--------------------------------------------------------------------------------


   A full weighting in Health Care, Technology, and Financial Services detracted from the Funds' performance. Many pharmaceutical companies (Merck & Co., Inc. and Pfizer, Inc. in particular) were beset by a host of patent, political, and regulatory issues, and experienced declining market values. Technology issues were burdened by a tepid outlook for capital spending, and Financial Services stocks (Citigroup, Inc., Fannie Mae and American International Group, Inc.) were hurt by rising interest rates and a harsh regulatory and legal climate. Throughout the period, the Total Return Fund reduced its exposure to fixed-income securities, in keeping with our negative outlook for the bond market.

   Looking ahead, there is both reason for optimism and reason for concern. Many economic indicators continue to look favorable to us, including healthy corporate profits, low inflation, and low unemployment. Corporate balance sheets are generally very healthy, and many companies have begun to accelerate dividend increases in response to recent tax law changes and shareholder demands. We believe valuations, particularly for many high quality, large-capitalization companies, are the most attractive in several years. However, rising oil prices, large budget and trade deficits, inflation, and a potential economic slowdown remain as sources of concern for the markets.

   In general, our outlook is more favorable for equities than bonds at this time. In particular, we are focusing on high quality issues with good financial strength and strong competitive positions in their respective industries. Companies with a demonstrated ability to grow their dividends receive extra attention. Although our outlook for stock market returns in general is modest, we believe our ongoing attention to valuations improves our shareholders' chances of success in the long run.

As always, we thank you for your continued confidence in H.M. Payson & Co.

H.M. Payson & Co.
Investment Adviser

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUNDS' INVESTMENT ADVISER, H.M. PAYSON & CO. AS OF MARCH 31, 2005 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN THE FUNDS AND DO NOT CONSTITUTE INVESTMENT ADVICE. FORESIDE FUND SERVICES, LLC, DISTRIBUTOR.

--------------------------------------------------------------------------------

PERFORMANCE

--------------------------------------------------------------------------------

The following charts reflect the change in value of a hypothetical $10,000 investment in Payson Total Return Fund and Payson Value Fund, including reinvestment of dividends and distributions, to each Fund's related securities index, over the past 10 fiscal years. The Standard and Poor's 500 Composite Index ("S&P 500") is a market weighted index composed of 500 large capitalization companies and reflects the reinvestment of dividends. Each Fund is professionally managed while the S&P 500 Index is unmanaged and is not available for investment. During the period, certain fees were waived or expenses reimbursed; otherwise, total return would have been lower. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUNDS' HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUNDS WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. For more up to date performance please call (800) 805-8258.

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

                           PAYSON TOTAL RETURN FUND
                               VS. S&P 500 INDEX

                       AVERAGE ANNUAL TOTAL RETURN
                       ON 3/31/05
                       ---------------------------
                       One Year:                   3.91%
                       Five Year:                  3.45%
                       Ten Year:                   7.11%

                       INVESTMENT VALUE ON 3/31/05
                       ---------------------------
                       Payson Total Return Fund: $19,878
                       S&P 500 Index:            $27,873

                                    [CHART]

      Date       Payson Total Return Fund      S&P 500 Index
      ----       ------------------------      -------------

    3/31/1995           10,000                    10,000
    4/30/1995           10,118                    10,294
    5/31/1995           10,454                    10,706
    6/30/1995           10,529                    10,955
    7/31/1995           10,724                    11,318
    8/31/1995           10,894                    11,346
    9/30/1995           11,199                    11,825
   10/31/1995           11,302                    11,783
   11/30/1995           11,695                    12,300
   12/31/1995           12,011                    12,537
    1/31/1996           12,223                    12,964
    2/29/1996           12,161                    13,084
    3/31/1996           12,170                    13,210
    4/30/1996           12,188                    13,405
    5/31/1996           12,241                    13,750
    6/30/1996           12,170                    13,803
    7/31/1996           11,714                    13,193
    8/31/1996           11,991                    13,471
    9/30/1996           12,411                    14,230
   10/31/1996           12,700                    14,622
   11/30/1996           13,358                    15,727
   12/31/1996           13,356                    15,416
    1/31/1997           13,637                    16,379
    2/28/1997           13,737                    16,507
    3/31/1997           13,316                    15,829
    4/30/1997           13,699                    16,774
    5/31/1997           14,446                    17,795
    6/30/1997           14,789                    18,592
    7/31/1997           15,774                    20,072
    8/31/1997           15,581                    18,947
    9/30/1997           16,169                    19,985
   10/31/1997           15,668                    19,317
   11/30/1997           15,996                    20,212
   12/31/1997           16,160                    20,559
    1/31/1998           16,230                    20,786
    2/28/1998           17,042                    22,285
    3/31/1998           17,481                    23,427
    4/30/1998           17,504                    23,662
    5/31/1998           16,866                    23,256
    6/30/1998           16,466                    24,200
    7/31/1998           15,752                    23,942
    8/31/1998           13,803                    20,481
    9/30/1998           14,447                    21,793
   10/31/1998           15,596                    23,566
   11/30/1998           16,207                    24,994
   12/31/1998           16,731                    26,434
    1/31/1999           16,590                    27,540
    2/28/1999           15,683                    26,684
    3/31/1999           16,047                    27,751
    4/30/1999           16,960                    28,826
    5/31/1999           16,882                    28,145
    6/30/1999           17,209                    29,707
    7/31/1999           16,796                    28,780
    8/31/1999           16,731                    28,637
    9/30/1999           15,901                    27,852
   10/31/1999           16,161                    29,615
   11/30/1999           16,057                    30,217
   12/31/1999           16,235                    31,996
    1/31/2000           15,591                    30,389
    2/29/2000           15,377                    29,814
    3/31/2000           16,774                    32,730
    4/30/2000           16,814                    31,745
    5/31/2000           17,125                    31,094
    6/30/2000           17,005                    31,861
    7/31/2000           17,114                    31,363
    8/31/2000           18,146                    33,311
    9/30/2000           18,137                    31,552
   10/31/2000           18,533                    31,419
   11/30/2000           17,878                    28,942
   12/31/2000           18,290                    29,083
    1/31/2001           19,776                    30,115
    2/28/2001           18,698                    27,369
    3/31/2001           18,282                    25,635
    4/30/2001           19,572                    27,627
    5/31/2001           19,704                    27,813
    6/30/2001           19,519                    27,136
    7/31/2001           19,637                    26,869
    8/31/2001           19,122                    25,186
    9/30/2001           17,382                    23,153
   10/31/2001           18,077                    23,594
   11/30/2001           19,113                    25,404
   12/31/2001           19,617                    25,626
    1/31/2002           19,280                    25,253
    2/28/2002           19,081                    24,766
    3/31/2002           19,948                    25,697
    4/30/2002           19,379                    24,139
    5/31/2002           19,287                    23,961
    6/30/2002           17,791                    22,254
    7/31/2002           16,477                    20,520
    8/31/2002           16,523                    20,654
    9/30/2002           15,123                    18,410
   10/31/2002           15,512                    20,030
   11/30/2002           16,151                    21,209
   12/31/2002           15,879                    19,963
    1/31/2003           15,563                    19,440
    2/28/2003           15,341                    19,148
    3/31/2003           15,193                    19,334
    4/30/2003           15,944                    20,927
    5/31/2003           16,743                    22,029
    6/30/2003           17,060                    22,310
    7/31/2003           17,156                    22,704
    8/31/2003           17,317                    23,146
    9/30/2003           17,370                    22,901
   10/31/2003           17,806                    24,196
   11/30/2003           18,000                    24,409
   12/31/2003           18,646                    25,689
    1/31/2004           19,019                    26,161
    2/29/2004           19,230                    26,524
    3/31/2004           19,131                    26,124
    4/30/2004           18,611                    25,714
    5/31/2004           18,757                    26,067
    6/30/2004           18,997                    26,463
    7/31/2004           18,459                    25,694
    8/31/2004           18,557                    25,798
    9/30/2004           18,673                    26,078
   10/31/2004           18,919                    26,476
   11/30/2004           19,573                    27,547
   12/31/2004           20,383                    28,485
    1/31/2005           19,889                    27,790
    2/28/2005           20,350                    28,375
    3/31/2005           19,878                    27,873


                               PAYSON VALUE FUND
                               VS. S&P 500 INDEX

                           AVERAGE ANNUAL TOTAL RETURN
                           ON 3/31/05
                           ---------------------------
                           One Year:             2.95%
                           Five Year:          (1.93)%
                           Ten Year:             7.85%

                           INVESTMENT VALUE ON 3/31/05
                           ---------------------------
                           Payson Value Fund:  $21,287
                           S&P 500 Index:      $27,873

                          [CHART]
      Date             Payson Value Fund         S&P 500 Index
      ----             -----------------         -------------
   3/31/1995                10,000                  10,000
   4/30/1995                10,071                  10,294
   5/31/1995                10,409                  10,706
   6/30/1995                10,551                  10,955
   7/31/1995                10,930                  11,318
   8/31/1995                10,954                  11,346
   9/30/1995                11,270                  11,825
  10/31/1995                11,214                  11,783
  11/30/1995                11,674                  12,300
  12/31/1995                11,973                  12,537
   1/31/1996                12,371                  12,964
   2/29/1996                12,491                  13,084
   3/31/1996                12,777                  13,210
   4/30/1996                12,825                  13,405
   5/31/1996                12,977                  13,750
   6/30/1996                12,953                  13,803
   7/31/1996                12,232                  13,193
   8/31/1996                12,689                  13,471
   9/30/1996                13,257                  14,230
  10/31/1996                13,579                  14,622
  11/30/1996                14,343                  15,727
  12/31/1996                14,243                  15,416
   1/31/1997                14,672                  16,379
   2/28/1997                14,798                  16,507
   3/31/1997                14,440                  15,829
   4/30/1997                14,960                  16,774
   5/31/1997                15,857                  17,795
   6/30/1997                16,466                  18,592
   7/31/1997                17,500                  20,072
   8/31/1997                16,961                  18,947
   9/30/1997                18,119                  19,985
  10/31/1997                17,606                  19,317
  11/30/1997                18,290                  20,212
  12/31/1997                18,746                  20,559
   1/31/1998                18,853                  20,786
   2/28/1998                20,081                  22,285
   3/31/1998                20,978                  23,427
   4/30/1998                21,055                  23,662
   5/31/1998                20,271                  23,256
   6/30/1998                20,081                  24,200
   7/31/1998                19,093                  23,942
   8/31/1998                15,888                  20,481
   9/30/1998                16,968                  21,793
  10/31/1998                18,219                  23,566
  11/30/1998                18,879                  24,994
  12/31/1998                19,831                  26,434
   1/31/1999                20,028                  27,540
   2/28/1999                19,230                  26,684
   3/31/1999                20,019                  27,751
   4/30/1999                21,917                  28,826
   5/31/1999                21,554                  28,145
   6/30/1999                22,403                  29,707
   7/31/1999                21,199                  28,780
   8/31/1999                21,167                  28,637
   9/30/1999                20,400                  27,852
  10/31/1999                21,293                  29,615
  11/30/1999                21,730                  30,217
  12/31/1999                21,852                  31,996
   1/31/2000                21,530                  30,389
   2/29/2000                20,993                  29,814
   3/31/2000                23,462                  32,730
   4/30/2000                23,204                  31,745
   5/31/2000                23,129                  31,094
   6/30/2000                23,017                  31,861
   7/31/2000                22,770                  31,363
   8/31/2000                24,198                  33,311
   9/30/2000                22,905                  31,552
  10/31/2000                23,668                  31,419
  11/30/2000                22,486                  28,942
  12/31/2000                23,472                  29,083
   1/31/2001                24,650                  30,115
   2/28/2001                22,654                  27,369
   3/31/2001                21,860                  25,635
   4/30/2001                23,100                  27,627
   5/31/2001                23,373                  27,813
   6/30/2001                22,282                  27,136
   7/31/2001                22,245                  26,869
   8/31/2001                21,401                  25,186
   9/30/2001                19,207                  23,153
  10/31/2001                19,703                  23,594
  11/30/2001                21,265                  25,404
  12/31/2001                21,696                  25,626
   1/31/2002                20,972                  25,253
   2/28/2002                20,566                  24,766
   3/31/2002                21,937                  25,697
   4/30/2002                20,706                  24,139
   5/31/2002                20,376                  23,961
   6/30/2002                18,414                  22,254
   7/31/2002                16,764                  20,520
   8/31/2002                16,662                  20,654
   9/30/2002                14,602                  18,410
  10/31/2002                16,052                  20,030
  11/30/2002                17,070                  21,209
  12/31/2002                15,970                  19,963
   1/31/2003                15,587                  19,440
   2/28/2003                15,192                  19,148
   3/31/2003                15,000                  19,334
   4/30/2003                16,175                  20,927
   5/31/2003                17,145                  22,029
   6/30/2003                17,480                  22,310
   7/31/2003                17,825                  22,704
   8/31/2003                18,297                  23,146
   9/30/2003                18,086                  22,901
  10/31/2003                19,353                  24,196
  11/30/2003                19,571                  24,409
  12/31/2003                20,456                  25,689
   1/31/2004                20,815                  26,161
   2/29/2004                20,982                  26,524
   3/31/2004                20,676                  26,124
   4/30/2004                20,342                  25,714
   5/31/2004                20,509                  26,067
   6/30/2004                20,841                  26,463
   7/31/2004                20,109                  25,694
   8/31/2004                20,083                  25,798
   9/30/2004                20,294                  26,078
  10/31/2004                20,359                  26,476
  11/30/2004                21,053                  27,547
  12/31/2004                21,792                  28,485
   1/31/2005                21,250                  27,790
   2/28/2005                21,883                  28,375
   3/31/2005                21,287                  27,873

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005

--------------------------------------------------------------------------------

                                SECURITY
             SHARES            DESCRIPTION                VALUE
             ------ ---------------------------------- ------------
             COMMON STOCK -- 81.0%

             CHEMICALS AND ALLIED PRODUCTS -- 1.8%
              7,100 Abbott Laboratories                $    331,002
                                                       ------------

             CONSUMER CYCLICAL -- 13.1%
              6,000 Harley-Davidson, Inc.                   346,560
             11,200 Home Depot, Inc.                        428,288
              4,000 Johnson Controls, Inc.                  223,040
              6,500 Polaris Industries, Inc.                456,495
             18,200 TJX Cos., Inc.                          448,266
              7,125 Whirlpool Corp.                         482,576
                                                       ------------
                                                          2,385,225
                                                       ------------

             CONSUMER STAPLES -- 8.1%
              9,500 Altria Group, Inc.                      621,205
             10,000 Coca-Cola Co.                           416,700
              8,300 Procter & Gamble Co.                    439,900
                                                       ------------
                                                          1,477,805
                                                       ------------

             ELECTRONIC AND OTHER ELECTRICAL EQUIPMENT AND
              COMPONENTS, EXCEPT COMPUTER EQUIPMENT -- 0.8%
              6,500 Intel Corp.                             150,995
                                                       ------------

             ENERGY -- 10.3%
              5,200 ConocoPhillips                          560,768
              8,000 Exxon Mobil Corp.                       476,800
             10,050 Marathon Oil Corp.                      471,546
              6,000 Royal Dutch Petroleum Co.               360,240
                                                       ------------
                                                          1,869,354
                                                       ------------

             FINANCIAL -- 11.9%
              4,000 American International Group, Inc.      221,640
             10,400 Arthur J. Gallagher & Co.               299,520
             12,150 Citigroup, Inc.                         546,021
              8,000 J.P. Morgan Chase & Co.                 276,800
             17,500 MBNA Corp.                              429,625
             14,000 North Fork Bancorporation, Inc.         388,360
                                                       ------------
                                                          2,161,966
                                                       ------------

                                    SECURITY
               SHARES              DESCRIPTION              VALUE
               ------     -----------------------------  ------------
               HEALTH CARE -- 8.5%
                5,700     Cardinal Health, Inc.          $    318,060
                8,400     Johnson & Johnson                   564,144
               25,100     Pfizer, Inc.                        659,377
                                                         ------------
                                                            1,541,581
                                                         ------------

               HOME FURNITURE, FURNISHINGS & EQUIPMENT STORES -- 2.4%
               8,200      Best Buy Co., Inc.                  442,882
                                                         ------------

               INDUSTRIALS -- 11.7%
                4,050     General Dynamics Corp.              433,553
                9,200     General Electric Co.                331,752
                6,000     Ingersoll-Rand Co. Class A          477,900
                8,550     Pitney Bowes, Inc.                  385,776
                4,950     United Technologies Corp.           503,217
                                                         ------------
                                                            2,132,198
                                                         ------------

               INSURANCE CARRIERS -- 0.0%
                    2     St. Paul Travelers Cos., Inc.            73
                                                         ------------

               NON-DEPOSITORY CREDIT INSTITUTIONS -- 1.7%
                5,520     Fannie Mae                          300,564
                                                         ------------

               TECHNOLOGY -- 9.7%
                4,800     Cisco Systems, Inc.+                 85,872
               11,700     Dell, Inc.+                         449,514
                2,000     Electronic Arts, Inc.+              103,560
                9,500     First Data Corp.                    373,445
                3,800     IBM Corp.                           347,244
               17,000     Microsoft Corp.                     410,890
                                                         ------------
                                                            1,770,525
                                                         ------------

               WHOLESALE TRADE-NONDURABLE GOODS -- 1.0%
                4,800     Sysco Corp.                         171,840
                                                         ------------
               Total Common Stock
                (Cost $12,448,881)                         14,736,010
                                                         ------------

               EXCHANGE TRADED FUND -- 4.9%
               4,400      iShares MSCI Emerging Markets
                           (Cost $782,901)                    892,320
                                                         ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PAYSON TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005

--------------------------------------------------------------------------------

                          SECURITY
           PRINCIPAL     DESCRIPTION      RATE  MATURITY    VALUE
           --------- -------------------- ----  -------- ------------
           CORPORATE BONDS & NOTES -- 9.5%

           CHEMICALS AND ALLIED PRODUCTS -- 1.4%
           $250,000  Dow Chemical Co.     5.97%  1/15/09 $    261,827
                                                         ------------

           COMMUNICATIONS -- 1.1%
            200,000  New York
                      Telephone Co.       6.00   4/15/08      207,078
                                                         ------------

           FINANCIAL -- 3.2%
            100,000  CIT Group, Inc.      7.38    4/2/07      105,797
            200,000  Goldman Sachs
                      Group, Inc.         6.65   5/15/09      214,820
            100,000  Household Finance
                      Corp.               6.50   1/24/06      102,155
            150,000  J.P. Morgan
                      Chase & Co.         6.25   1/15/06      152,835
                                                         ------------
                                                              575,607
                                                         ------------

           CONSUMER CYCLICAL -- 0.8%
            150,000  Sears Roebuck
                      Acceptance Corp.    6.75   9/15/05      151,478
                                                         ------------

           CONSUMER STAPLES -- 0.9%
            150,000  Kraft Foods, Inc.    5.25    6/1/07      152,786
                                                         ------------

           INDUSTRIALS -- 1.7%
             50,000  Emerson Electric Co. 6.30   11/1/05       50,674
            200,000  Ingersoll-Rand Co.   6.58   12/5/05      203,768
             50,000  United
                     Technologies Corp.   7.13  11/15/10       55,949
                                                         ------------
                                                              310,391
                                                         ------------

           TECHNOLOGY -- 0.3%
             50,000  Pitney Bowes, Inc.   3.88   6/15/13       46,333
                                                         ------------

           UTILITIES -- 0.1%
             20,000  Baltimore Gas &
                      Electric            6.63   3/15/08       21,281
                                                         ------------
           Total Corporate Bonds & Notes
            (Cost $1,685,398)                               1,726,781
                                                         ------------

           MORTGAGE-BACKED SECURITIES -- 0.1%
             13,087  GNMA Pool 394795
                      (Cost $13,206)      7.50  10/15/10       13,759
                                                         ------------

                                 SECURITY
       SHARES                   DESCRIPTION                      VALUE
      --------- -------------------------------------------- ------------
      SHORT-TERM INVESTMENTS -- 4.6%
      MONEY MARKET FUNDS -- 4.0%
       730,253  Citi/SM/ Institutional Trust Liquid Reserves
                 Class A
                 (Cost $730,253)                             $    730,253
                                                             ------------

      PRINCIPAL
      ---------
      MONEY MARKET DEPOSIT ACCOUNT -- 0.6%
      $110,932  Citibank Money Market Deposit
                 Account
                 (Cost $110,932)                                  110,932
                                                             ------------
      Total Short-Term Investments
       (Cost $841,185)                                            841,185
                                                             ------------
      Total Investments -- 100.1%
       (Cost $15,771,571)*                                   $ 18,210,055
      Other Assets and Liabilities, Net -- (0.1%)                 (23,179)
                                                             ------------
      NET ASSETS -- 100.0%                                   $ 18,186,876
                                                             ============

          PORTFOLIO HOLDINGS
          % OF TOTAL INVESTMENTS

          Chemicals and Allied Products                          1.8%
          Consumer Cyclical                                     13.1%
          Consumer Staples                                       8.1%
          Electronic & Other Electrical Equipment & Components,
           Except Computer Equipment                             0.8%
          Energy                                                10.3%
          Financial                                             11.9%
          Health Care                                            8.5%
          Home Furniture, Furnishings & Equipment Stores         2.4%
          Industrials                                           11.7%
          Insurance Carriers                                     0.0%
          Non-Depository Credit Institutions                     1.6%
          Technology                                             9.7%
          Wholesale Trade-Nondurable Goods                       1.0%
          Exchange Traded Funds                                  4.9%
          Corporate Bonds & Notes                                9.5%
          Mortgage-Backed Securities                             0.1%
          Short-Term Investments                                 4.6%

-----------------
+ Non-income producing security
GNMA  GovernmentNational Mortgage Association

* Cost for Federal income tax purposes is $15,778,063 and net unrealized appreciation (depreciation) consists of:

                   Gross Unrealized Appreciation $2,901,314
                   Gross Unrealized Depreciation   (469,322)
                                                 ----------
                   Net Unrealized Appreciation
                    (Depreciation)               $2,431,992
                                                 ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PAYSON VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005

--------------------------------------------------------------------------------


                                SECURITY
             SHARES            DESCRIPTION                VALUE
             ------ ---------------------------------- ------------
             COMMON STOCK -- 97.5%

             CONSUMER CYCLICAL -- 12.3%
              8,000 Comcast Corp. Class A+             $    270,240
             10,000 Home Depot, Inc.                        382,400
              6,000 Johnson Controls, Inc.                  334,560
             20,000 TJX Cos., Inc.                          492,600
              6,000 VF Corp.                                354,840
                                                       ------------
                                                          1,834,640
                                                       ------------

             CONSUMER STAPLES -- 8.6%
              3,000 Altria Group, Inc.                      196,170
              8,000 Coca-Cola Co.                           333,360
              2,000 Kimberly-Clark Corp.                    131,460
              6,000 Procter & Gamble Co.                    318,000
              6,000 Wal-Mart Stores, Inc.                   300,660
                                                       ------------
                                                          1,279,650
                                                       ------------

             ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
              EXCEPT COMPUTER EQUIPMENT -- 4.2%
             18,000 Fairchild Semiconductor Corp.
                     Class A+                               275,940
             15,000 Intel Corp.                             348,450
                                                       ------------
                                                            624,390
                                                       ------------

             ENERGY -- 9.3%
              8,000 ChevronTexaco Corp.                     466,480
              3,000 ConocoPhillips                          323,520
             10,000 Exxon Mobil Corp.                       596,000
                                                       ------------
                                                          1,386,000
                                                       ------------

             FINANCIAL -- 16.9%
              4,000 American International Group, Inc.      221,640
             10,000 Citigroup, Inc.                         449,400
             10,500 J P Morgan Chase & Co.                  363,300
             12,000 MBNA Corp.                              294,600
             12,000 North Fork Bancorp., Inc.               332,880
             10,000 Washington Mutual, Inc.                 395,000
              8,000 Wells Fargo & Co.                       478,400
                                                       ------------
                                                          2,535,220
                                                       ------------

                                SECURITY
                 SHARES        DESCRIPTION            VALUE
                 ------ -------------------------- ------------
                 FOOD & RELATED PRODUCTS -- 2.2%
                  7,000 Anheuser-Busch Cos., Inc.  $    331,730
                                                   ------------

                 HEALTH CARE -- 13.0 %
                  4,000 Amgen, Inc.+                    232,840
                  7,000 Bristol-Myers Squibb Co.        178,220
                  5,000 Cardinal Health, Inc.           279,000
                  8,000 Johnson & Johnson               537,280
                  9,000 Merck & Co., Inc.               291,330
                 16,000 Pfizer, Inc.                    420,320
                                                   ------------
                                                      1,938,990
                                                   ------------

                 INDUSTRIALS -- 15.0%
                  4,000 General Dynamics Corp.          428,200
                 12,000 General Electric Co.            432,720
                  2,000 Ingersoll-Rand Co. Class A      159,300
                  8,000 Pitney Bowes, Inc.              360,960
                  7,000 Teleflex, Inc.                  358,260
                  5,000 United Technologies Corp.       508,300
                                                   ------------
                                                      2,247,740
                                                   ------------

                 OIL & GAS EXTRACTION -- 2.5 %
                  5,000 Anadarko Petroleum Corp.        380,500
                                                   ------------

                 TECHNOLOGY -- 13.5 %
                 15,000 Cisco Systems, Inc.+            268,350
                 10,000 Dell, Inc.+                     384,200
                  4,000 Electronic Arts, Inc.+          207,120
                  7,000 First Data Corp.                275,170
                  4,000 IBM Corp.                       365,520
                 12,000 Microsoft Corp.                 290,040
                 15,000 Nokia OYJ ADR                   231,450
                                                   ------------
                                                      2,021,850
                                                   ------------
                 Total Common Stock
                  (Cost $11,570,981)                 14,580,710
                                                   ------------

See Notes to Financial Statements.

--------------------------------------------------------------------------------

PAYSON VALUE FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2005

--------------------------------------------------------------------------------

                                 SECURITY
          SHARES                DESCRIPTION                  VALUE
         --------- -------------------------------------- ------------
         SHORT-TERM INVESTMENTS -- 1.9 %

         MONEY MARKET FUND -- 1.6%
          246,854  Citi/SM/ Institutional Liquid Reserves
                    Class A
                    (Cost $246,854)                       $    246,854
                                                          ------------

         PRINCIPAL
         ---------
         MONEY MARKET DEPOSIT ACCOUNT -- 0.3%
         $ 39,694  Citibank Money Market Deposit
                    Account
                    (Cost $39,694)                              39,694
                                                          ------------
         Total Short-Term Investments
          (Cost $286,548)                                      286,548
                                                          ------------
         Total Investments -- 99.4%
          (Cost $11,857,529)*                             $ 14,867,258
         Other Assets & Liabilities, Net -- 0.6%                96,245
                                                          ------------
         NET ASSETS -- 100.0%                             $ 14,963,503
                                                          ============

          PORTFOLIO HOLDINGS
          % OF TOTAL INVESTMENTS

          Consumer Cyclical                                     12.3%
          Consumer Staples                                       8.6%
          Electronic & Other Electrical Equipment & Components,
           Except Computer Equipment                             4.2%
          Energy                                                 9.3%
          Financial                                             17.1%
          Food & Related Products                                2.2%
          Health Care                                           13.0%
          Industrials                                           15.1%
          Oil & Gas Extraction                                   2.6%
          Technology                                            13.6%
          Money Market Fund                                      1.7%
          Money Market Deposit Account                           0.3%

-----------------
+ Non-income producing security
ADR  American Depositary Receipt

* Cost for Federal income tax purposes is $11,857,529 and net unrealized appreciation (depreciation) consists of:

                   Gross Unrealized Appreciation $3,931,003
                   Gross Unrealized Depreciation   (921,274)
                                                 ----------
                   Net Unrealized Appreciation
                    (Depreciation)               $3,009,729
                                                 ==========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2005

--------------------------------------------------------------------------------


                                                                              PAYSON       PAYSON
                                                                           TOTAL RETURN    VALUE
                                                                               FUND         FUND
                                                                               ----         ----
ASSETS
   Total investments, at value
    (Cost $15,771,571, and $11,857,529, respectively)                      $18,210,055  $14,867,258
   Receivables:
    Interest                                                                    31,991           --
    Dividends (Net of reclaims receivable of $796 and $0, respectively)         21,150       15,728
    Investment securities sold                                                      --      256,512
                                                                           -----------  -----------
Total Assets                                                                18,263,196   15,139,498
                                                                           -----------  -----------
LIABILITIES
   Payables:
    Dividends                                                                   35,445        2,894
    Investment securities purchased                                                 --      132,050
   Accrued Liabilities:
    Investment adviser fees                                                      5,490        7,137
    Trustees' fees and expenses                                                     95           78
    Other expenses                                                              35,290       33,836
                                                                           -----------  -----------
Total Liabilities                                                               76,320      175,995
                                                                           -----------  -----------
NET ASSETS                                                                 $18,186,876  $14,963,503
                                                                           ===========  ===========
COMPONENTS OF NET ASSETS
   Paid-in capital                                                         $17,898,252  $12,139,797
   Undistributed (distributions in excess of) net investment income            (35,445)          (4)
   Accumulated net realized gain (loss)                                     (2,114,415)    (186,019)
   Unrealized appreciation (depreciation) on investments                     2,438,484    3,009,729
                                                                           -----------  -----------
NET ASSETS                                                                 $18,186,876  $14,963,503
                                                                           ===========  ===========
SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)                  1,510,264      907,652
                                                                           ===========  ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE             $     12.04  $     16.49
                                                                           ===========  ===========


See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2005

--------------------------------------------------------------------------------

                                                                                           PAYSON     PAYSON
                                                                                        TOTAL RETURN  VALUE
                                                                                            FUND       FUND
                                                                                            ----       ----
INVESTMENT INCOME
   Interest income                                                                       $ 132,822   $     --
   Dividend income (Net of foreign taxes withholding of $3,203 and $80, respectively)      383,058    326,860
                                                                                         ---------   --------
Total Investment Income                                                                    515,880    326,860
                                                                                         ---------   --------
EXPENSES
   Investment adviser fees                                                                 107,873    121,775
   Administrator fees                                                                       37,458     31,944
   Transfer agency fees                                                                     65,996     61,029
   Custodian fees                                                                            7,122      6,938
   Accountant fees                                                                          40,216     39,235
   Professional fees                                                                        31,148     23,239
   Registration fees                                                                         9,155      7,591
   Trustees' fees and expenses                                                               1,246      1,054
   Miscellaneous expenses                                                                   26,460     21,880
                                                                                         ---------   --------
Total Expenses                                                                             326,674    314,685
   Fees waived                                                                             (91,189)   (77,124)
                                                                                         ---------   --------
Net Expenses                                                                               235,485    237,561
                                                                                         ---------   --------
NET INVESTMENT INCOME (LOSS)                                                               280,395     89,299
                                                                                         ---------   --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                                 564,517    465,348
   Net change in unrealized appreciation (depreciation) on investments                    (146,560)   (97,031)
                                                                                         ---------   --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                                     417,957    368,317
                                                                                         ---------   --------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              $ 698,352   $457,616
                                                                                         =========   ========


See Notes to Financial Statements.

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED MARCH 31, 2004 AND MARCH 31, 2005

--------------------------------------------------------------------------------

                                                                                PAYSON TOTAL              PAYSON
                                                                                RETURN FUND             VALUE FUND
                                                                           ---------------------  ---------------------
                                                                              AMOUNT     SHARES      AMOUNT     SHARES
                                                                              ------     ------      ------     ------
NET ASSETS -- MARCH 31, 2003                                               $13,923,228            $11,684,770
----------------------------                                               -----------            -----------
OPERATIONS
  Net investment income (loss)                                                 357,610                 78,101
  Net realized gain (loss) on investments                                     (228,274)               290,345
  Net change in unrealized appreciation (depreciation) on investments        3,569,810              4,013,203
                                                                           -----------            -----------
Increase (Decrease) in Net Assets Resulting from Operations                  3,699,146              4,381,649
                                                                           -----------            -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                       (290,309)               (77,783)
                                                                           -----------            -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                             2,156,441   198,239    1,514,311   103,569
  Reinvestment of distributions                                                144,420    13,130       49,572     3,309
  Redemption of shares                                                      (1,297,552) (118,521)  (1,898,943) (129,375)
                                                                           -----------  --------  -----------  --------
Increase (Decrease) from Capital Share Transactions                          1,003,309    92,848     (335,060)  (22,497)
                                                                           -----------  ========  -----------  ========
Increase (Decrease) in Net Assets                                            4,412,146              3,968,806
                                                                           -----------            -----------
NET ASSETS -- MARCH 31, 2004 (Including line (a))                          $18,335,374            $15,653,576
-------------------------------------------------                          -----------            -----------
OPERATIONS
  Net investment income (loss)                                                 280,395                 89,299
  Net realized gain (loss) on investments                                      564,517                465,348
  Net change in unrealized appreciation (depreciation) on investments         (146,560)               (97,031)
                                                                           -----------            -----------
Increase (Decrease) in Net Assets Resulting from Operations                    698,352                457,616
                                                                           -----------            -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                                       (263,715)               (90,192)
  Return of Capital                                                            (20,795)                    --
                                                                           -----------            -----------
Total Distributions to Shareholders                                           (284,510)               (90,192)
                                                                           -----------            -----------
CAPITAL SHARE TRANSACTIONS
  Sale of shares                                                             2,145,430   185,534      861,316    54,383
  Reinvestment of distributions                                                131,876    11,059       55,817     3,374
  Redemption of shares                                                      (2,839,646) (243,929)  (1,974,630) (121,640)
                                                                           -----------  --------  -----------  --------
Increase (Decrease) from Capital Share Transactions                           (562,340)  (47,336)  (1,057,497)  (63,883)
                                                                           -----------  ========  -----------  ========
Increase (Decrease) in Net Assets                                             (148,498)              (690,073)
                                                                           -----------            -----------
NET ASSETS -- MARCH 31, 2005 (Including line (b))                          $18,186,876            $14,963,503
-------------------------------------------------                          ===========            ===========
 (a) Accumulated undistributed (distributions in excess of) net investment
     income March 31, 2004                                                 $    27,547            $       889
                                                                           ===========            ===========
 (b) Accumulated undistributed (distributions in excess of) net investment
     income, March 31, 2005                                                $   (35,445)           $        (4)
                                                                           ===========            ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                                                        YEARS ENDED MARCH 31,
                                                          -------------------------------------------------
                                                            2005     2004     2003        2002        2001
                                                            ----     ----     ----        ----        ----
------------------------------------------------------------------------------------------------------------
PAYSON TOTAL RETURN FUND

NET ASSET VALUE, BEGINNING OF YEAR                        $ 11.77  $  9.51  $ 12.97   $ 12.47       $ 12.42
                                                          -------  -------  -------   -------       -------
INVESTMENT OPERATIONS
  Net investment income (loss)                               0.19     0.23     0.26      0.23/(a)/     0.25
  Net realized and unrealized gain (loss) on investments     0.27     2.23    (3.34)     0.88/(a)/     0.84
                                                          -------  -------  -------   -------       -------
Total from Investment Operations                             0.46     2.46    (3.08)     1.11          1.09
                                                          -------  -------  -------   -------       -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                     (0.18)   (0.19)   (0.25)    (0.23)        (0.25)
  Net realized investment gains                                --       --    (0.13)    (0.38)        (0.79)
  Return of Capital                                         (0.01)   (0.01)      --        --            --
                                                          -------  -------  -------   -------       -------
Total Distributions to Shareholders                         (0.19)   (0.20)   (0.38)    (0.61)        (1.04)
                                                          -------  -------  -------   -------       -------
NET ASSET VALUE, END OF YEAR                              $ 12.04  $ 11.77  $  9.51   $ 12.97       $ 12.47
                                                          =======  =======  =======   =======       =======
TOTAL RETURN                                                 3.91%   25.92%  (23.84)%    9.11%         8.99%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)               $18,187  $18,335  $13,923   $19,174       $16,626
Ratios to Average Net Assets:
  Net investment income (loss)                               1.56%    2.15%    2.41%     1.80%/(a)/    1.93%
  Net expenses                                               1.31%    1.22%    1.46%     1.44%         1.34%
  Gross expenses/(b)/                                        1.81%    1.72%    1.71%     1.66%         1.64%
PORTFOLIO TURNOVER RATE                                        48%      33%      37%       56%           64%

See Notes to Financial Statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


                                                                       YEARS ENDED MARCH 31,
                                                          ---------------------------------------------
                                                            2005     2004     2003      2002      2001
                                                            ----     ----     ----      ----      ----
---------------------------------------------------------------------------------------------------------
PAYSON VALUE FUND

NET ASSET VALUE, BEGINNING OF YEAR                        $ 16.11  $ 11.75  $ 17.28   $ 17.63   $ 21.86
                                                          -------  -------  -------   -------   -------
INVESTMENT OPERATIONS
  Net investment income (loss)                               0.10     0.08     0.07     (0.01)       --
  Net realized and unrealized gain (loss) on investments     0.38     4.36    (5.53)     0.05     (1.39)
                                                          -------  -------  -------   -------   -------
Total from Investment Operations                             0.48     4.44    (5.46)     0.04     (1.39)
                                                          -------  -------  -------   -------   -------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                     (0.10)   (0.08)   (0.07)       --        --
  Net realized investment gains                                --       --       --     (0.39)    (2.84)
                                                          -------  -------  -------   -------   -------
Total Distributions to Shareholders                         (0.10)   (0.08)   (0.07)    (0.39)    (2.84)
                                                          -------  -------  -------   -------   -------
NET ASSET VALUE, END OF YEAR                              $ 16.49  $ 16.11  $ 11.75   $ 17.28   $ 17.63
                                                          =======  =======  =======   =======   =======
TOTAL RETURN                                                 2.95%   37.84%  (31.62)%    0.35%    (6.83)%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)               $14,964  $15,654  $11,685   $17,706   $17,562
Ratios to Average Net Assets:
  Net investment income (loss)                               0.59%    0.54%    0.51%    (0.04)%      --
  Net expenses                                               1.56%    1.54%    1.68%     1.63%     1.57%
  Gross expenses/(b)/                                        2.06%    2.04%    1.97%     1.85%     1.78%
PORTFOLIO TURNOVER RATE                                        21%      36%      25%       28%       18%

/(a)/As required, effective April 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change on Payson Total Return Fund, for the year ended March 31, 2002, was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01, and decrease the ratio of net investment income to average net assets by .10%. Per share data, ratios, and supplementary data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
/(b)/Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005

--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to Payson Total Return Fund and Payson Value Fund (individually, a "Fund" and, collectively, the "Funds"), each a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-five series. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. On August 1, 2003, Payson Balanced Fund changed its name to Payson Total Return Fund. Payson Total Return Fund seeks a combination of high current income and capital appreciation. Payson Value Fund seeks high total return. Each Fund commenced operations on the following dates:

 Payson Total Return Fund                                   November 25, 1991
 Payson Value Fund                                              July 31, 1992

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles, generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION-Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of sales, these securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable.

SECURITIES TRANSACTIONS, INTEREST INCOME AND REALIZED GAIN AND LOSS-Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. All premium and discount is amortized and accreted according to Federal income tax regulations. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS-Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by the Funds.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005


--------------------------------------------------------------------------------


FEDERAL TAXES-Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION-The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER-H.M. Payson & Co. is the investment adviser (the "Adviser") to the Funds. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee at an annual rate of 0.60% and 0.80% of the average daily net assets of Payson Total Return Fund and Payson Value Fund, respectively.

ADMINISTRATION AND OTHER SERVICES-Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides administration, portfolio accounting and transfer agency services to the Funds.

DISTRIBUTION-Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). Prior to March 1, 2005, the Distributor was known as Forum Fund Services, LLC. The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer to the Trust as well as certain additional compliance support functions.

TRUSTEES AND OFFICERS-Certain Trustees and officers of the trust are directors, officers or employees of the aforementioned companies. No officer is compensated by the Trust except for the President.

NOTE 4. WAIVER OF FEES

The Adviser and Citigroup have voluntarily agreed to waive a portion of their fees; such waivers can be reduced or eliminated at any time. For the year ended March 31, 2005, fees waived for the Funds were as follows:

                                 INVESTMENT TRANSFER    FUND
                                  ADVISORY   AGENCY  ACCOUNTING  TOTAL
                                 ---------- -------- ----------  -----
        Payson Total Return Fund  $44,947   $46,142     $100    $91,189
        Payson Value Fund          38,055    38,968      101     77,124

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005

--------------------------------------------------------------------------------


NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the year ended March 31, 2005, were as follows:

                                      NON US             US GOVERNMENT
                               GOVERNMENT OBLIGATIONS     OBLIGATIONS
                               ---------------------  --------------------
                               PURCHASES     SALES    PURCHASES   SALES
                               ---------     -----    ---------   -----
      Payson Total Return Fund $8,289,436  $8,077,420 $119,450  $1,106,258
      Payson Value Fund         3,090,825   4,100,886       --          --

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of March 31, 2005, distributable earnings on a tax basis were as follows:

                         UNDISTRIBUTED UNDISTRIBUTED   CAPITAL      UNREALIZED
                           ORDINARY      LONG-TERM    AND OTHER    APPRECIATION
                         INCOME (LOSS)  GAIN (LOSS)    LOSSES     (DEPRECIATION)   TOTAL
                         ------------- ------------- -----------  -------------- ----------
Payson Total Return Fund   $(35,445)        $--      $(2,107,923)   $2,431,992   $  288,624
Payson Value Fund                (1)         --         (186,022)    3,009,729    2,823,706

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

As of March 31, 2005, the capital loss carryovers to offset future capital gains are as follows:

                                            AMOUNT   EXPIRATION
                                            ------   ----------
                 Payson Total Return Fund $1,383,999 March 2011
                                          $  723,924 March 2012
                 Payson Value Fund        $  186,022 March 2011

The tax character of distributions paid during 2005 and 2004 were as follows:

                                                RETURN OF
                            ORDINARY INCOME      CAPITAL           TOTAL
                           ----------------- --------------- -----------------
                             2005     2004    2005    2004     2005     2004
                             ----     ----    ----    ----     ----     ----
  Payson Total Return Fund $263,715 $312,594 $20,795 $20,688 $284,510 $333,282
  Payson Value Fund          90,192   77,326      --      --   90,192   77,326

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended March 31, 2005. The following reclassification was primarily due to real estate investment trust reclasses and a return of capital distribution, and has no impact on the net assets of the Fund.

                                                     PAYSON TOTAL
                                                     RETURN FUND
                                                     ------------
              Accumulated Net Investment Income        $(58,877)
              Undistributed Net Realized Gain (Loss)     94,838
              Paid-in-Capital                           (35,961)

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Payson Total Return Fund and Payson Value Fund:

   We have audited the accompanying statements of assets and liabilities of Payson Total Return Fund and Payson Value Fund (the "Funds") (each a series of Forum Funds), including the schedules of investments, as of March 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor have we been engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Payson Total Return Fund and Payson Value Fund as of March 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
May 23, 2005

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2005

--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30, 2004 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC's website www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

Effective June 30, 2004, the Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 through March 31, 2005.

ACTUAL EXPENSES-The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES-The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2005

--------------------------------------------------------------------------------

                          BEGINNING ACCOUNT ENDING ACCOUNT
                                VALUE           VALUE      EXPENSES PAID DURING
                           OCTOBER 1, 2004  MARCH 31, 2005        PERIOD
                          ----------------- -------------- --------------------
 PAYSON TOTAL RETURN FUND
    Actual Return             $1,000.00       $1,064.54           $7.36
    Hypothetical Return       $1,000.00       $1,017.80           $7.19
 PAYSON VALUE FUND
    Actual Return             $1,000.00       $1,048.90           $8.48
    Hypothetical Return       $1,000.00       $1,016.65           $8.35

Expenses are equal to Payson Total Return Fund's and Payson Value Fund's annualized expense ratio of 1.43% and 1.66%, respectively, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income. The percentage of ordinary income distributions designated as qualifying for the corporate dividends received deduction ("DRD") and the individual qualified dividend rate ("QDI") is presented below.

                                               DRD     QDI
                                              ---     ---
                    Payson Total Return Fund 100.00% 100.00%
                    Payson Value Fund        100.00% 100.00%

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and three other investment companies (collectively, "fund complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser within the last six months. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees twenty-nine portfolios in the fund complex. No Trustee is a director of any other public company or registered investment company. The Funds' Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 805-8258.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2005

--------------------------------------------------------------------------------


                                                                             PRINCIPAL
                                                                           OCCUPATION(S)
                          POSITION WITH      LENGTH OF                      DURING PAST
NAME AND BIRTH DATE         THE TRUST       TIME SERVED                       5 YEARS
---------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish        Chairman        Since 1989        Retired; Partner, Wolfe, Block, Schorr and
Born: November 9, 1943   Trustee         (Chairman since   Solis-Cohen, LLP (law firm) 2002-2003;
                                         2004)             Partner, Thelen Reid & Priest LLP (law firm)
                                                           1995-2002.
---------------------------------------------------------------------------------------------------------
Costas Azariadis         Trustee         Since 1989        Professor of Economics, University of
Born: February 15, 1943                                    California-Los Angeles; Visiting Professor of
                                                           Economics, Athens University of Economics
                                                           and Business 1998-1999.
---------------------------------------------------------------------------------------------------------
James C. Cheng           Trustee         Since 1989        President, Technology Marketing Associates
Born: July 26, 1942                                        (marketing company for small-and medium-
                                                           sized businesses in New England).
---------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer           Trustee         Since 1989        President, Citigroup's fund services division
Born: July 15, 1942                                        since 2003; President, Forum Financial Group,
                                                           LLC ("Forum") (a fund services company
                                                           acquired by Citigroup in 2003).
---------------------------------------------------------------------------------------------------------
OFFICERS
Carl A. Bright/1/        President       Since 2005        President, Foreside Fund Services, LLC;
Born: December 20, 1957                                    Consultant, Foreside Solutions, LLC 2000-
                                                           2003 (mutual fund development company).
---------------------------------------------------------------------------------------------------------
David I. Goldstein/1/    Chief           Since 2003 (Chief Director, Citigroup's fund services division
Born: August 3, 1961     Administrative  Administrative    since 2003; Director of Business Product
                         Officer         Officer since     Development, Forum 1999-2003.
                                         2005)
---------------------------------------------------------------------------------------------------------
Beth P. Hanson           Vice President/ Since 2003        Relationship Manager; Citigroup's fund
Born: July 15, 1966      Assistant                         services division since 2003; Relationship
                         Secretary                         Manager, Forum 1999-2003.
---------------------------------------------------------------------------------------------------------
Sara M. Morris           Vice President  Since 2004        Director and Relationship Manager, Citigroup's
Born: September 18, 1963                                   fund services division since 2004; Chief
                                                           Financial Officer, The VIA Group, LLC
                                                           (strategic marketing company) 2000-2003.
---------------------------------------------------------------------------------------------------------
Stacey E. Hong           Treasurer       Since 2002        Director, Fund Accounting, Citigroup's fund
Born: May 10, 1966                                         services division since 2003; Director of
                                                           Accounting, Forum 1999-2003.
---------------------------------------------------------------------------------------------------------
David M. Whitaker        Secretary       Since 2004        Senior Manager, Citigroup's fund services
Born: September 6, 1971                                    division since 2004; Assistant Counsel, PFPC,
                                                           Inc. (a fund services company) 1999-2004.
---------------------------------------------------------------------------------------------------------

/1/ Effective April 1, 2005.

FOR MORE INFORMATION
                                TRANSFER AGENT
                          Forum Shareholder Services
                              Two Portland Square
                             Portland, Maine 04101

   This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.


                           PAYSON TOTAL RETURN FUND

                               PAYSON VALUE FUND

                            [H.M. PAYSON & CO. LOGO]

                                 PAYSON FUNDS
                                 P.O. BOX 446
                             PORTLAND, MAINE 04112
                                 800-805-8258
[LOGO]

[SHAKER FUND LOGO]

ANNUAL REPORT

MARCH 31, 2005

                                    [GRAPHIC]

SHAKER FUND

TABLE OF CONTENTS
--------------------------------------------------------------------------------


          A Message to Our Shareholders                            1

          Performance Charts and Analysis                          3

          Schedule of Investments                                  4

          Statement of Assets and Liabilities                      6

          Statement of Operations                                  7

          Statements of Changes in Net Assets                      8

          Financial Highlights                                     9

          Notes to Financial Statements                           11

          Report of Independent Registered Public Accounting Firm 14

          Additional Information                                  15

SHAKER FUND

A MESSAGE TO OUR SHAREHOLDERS
MARCH 31, 2005
--------------------------------------------------------------------------------

Dear Investor:

The equity markets during Shaker Fund's (the "Fund") most recent fiscal year ended March 31, 2005, were unrelentingly "choppy." The quarters ended June 30 and September 30, 2004 both produced negative equity returns followed by a strongly positive quarter ended December 31, 2004. These were followed by a down quarter ended March 31, 2005, to end our fiscal year, thus producing our relatively flat returns for the entire fiscal year. All of this occurred against a backdrop of strong corporate earnings growth.

We can perhaps attribute much of the choppiness of the past fiscal year to the 2000-2002 market downturn. Many individual investors still appear wary of any declining volatility in the stock market. Scores of individuals I've spoken with in the past year are concerned about suffering additional losses, despite their continued interest in achieving gains. Unfortunately, the fact that investors can now instantly determine their portfolio's value may only serve to heighten their anxiety, even when the markets are experiencing normal volatility. Consequently, some individuals continue to leave large amounts of money in money market funds, invest in what may be an overheated real estate market, or pour dollars into difficult-to-understand hedge fund strategies.

This is a stock market that requires patience and a willingness to remember that equities should be considered long-term investments. The rapidly rewarding and consistently upward- moving stock market of the 1990s was not the norm. Historically, stock prices have averaged increases of only 7-8% annually, with dividends returning an additional 2-3% per year. The typical cycle experienced periods of rising prices followed by periods of declines, and wealth was created over a long period of time. Unfortunately, many investors don't remember the norm and fail to recognize that the process of wealth creation continues to occur, albeit slowly and by fits and starts.

During the fiscal year ended March 31, 2005, the market continued to favor value-oriented stocks over stocks with growth attributes, although more recent trends suggest that this may be changing. The Russell(R) 2000 Value Index rose 9.79% versus a rise of 3.91% in the Russell 2500 Growth Index and a 0.87% rise in the Russell 2000 Growth Index, the Fund's primary benchmark. The Fund, which has an investment objective of long-term capital appreciation and focuses on companies with the potential to grow revenue and earnings at a rate that exceeds the growth rate of their industries, experienced a decline of 0.67% within it's Intermediary Share class for the fiscal year ended March 31, 2005. Please refer to page three for A, B and C Share class performance figures. Compared to the Russell 2000 Growth benchmark, the Fund's aggregate portfolio had lower forward price/earnings and price/book ratios at the end of the fiscal year, as well as a higher price/cash flow ratio and 5-year earnings-per-share growth. These characteristics, on a relative basis, contributed to a portion of Shaker Fund's performance for the 12-month period ended March 31, 2005.

Recognizing that the U.S. was closing in on the fourth year of an economic expansion, the Fund focused on identifying individual companies that appeared to be gaining market share and resided in sectors whose growth outpaced overall economic growth. We also looked closely at companies whose future growth expectations are not reflected in the current valuations.

Among the more significant stock contributors to the Fund's performance in the most recent fiscal year were Cognizant Technology Solutions Corp., Cerner
Corp., VeriSign, Inc., Pioneer Natural Resources Co., GlobalSantaFe Corp., Tessera Technologies, Inc., Childrens Place and Nordstrom, Inc. Some of the stocks that declined in price during the fiscal year included E*Trade Financial Corp., Scottish Re Group Ltd., InFocus Corp., Xilinx, Inc., Flextronics International Ltd., Cell Therapeutics, Inc., Intersil Corp. and Fair Isaac Corp.

                                                                    SHAKER FUND

                                                  A MESSAGE TO OUR SHAREHOLDERS
                                                                 MARCH 31, 2005
--------------------------------------------------------------------------------


We thank you for your confidence in the Fund. Please be assured that we will continue to work diligently and in a disciplined manner seeking to build wealth for all of our shareholders.

Sincerely,

/s/ Edward P. Hemmelgarn

Edward P. Hemmelgarn
President, Shaker Fund

THE FUND INVESTS IN SMALL- AND MID-CAP COMPANIES WHICH CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND LESS LIQUID STOCK.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF MARCH 31, 2005 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

THE RUSSELL 2000 GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES WHILE THE RUSSELL 2000 VALUE INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE RUSSELL 2500 INDEX MEASURES THE PERFORMANCE OF THE SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 2500 GROWTH INDEX MEASURES COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES. PRICE TO EARNINGS RATIO IS THE VALUE OF A COMPANY'S STOCK PRICE RELATIVE TO COMPANY EARNINGS. ESTIMATED EARNINGS GROWTH IS THE YEAR OVER YEAR GROWTH IN EARNINGS PER SHARE. PRICE TO BOOK RATIO IS THE RATIO OF A STOCK'S LATEST CLOSING PRICE DIVIDED BY ITS BOOK VALUE PER SHARE. BOOK VALUE IS THE TOTAL ASSETS OF A COMPANY MINUS TOTAL LIABILITIES. PRICE TO CASH FLOW IS THE RATIO OF A STOCK'S LATEST CLOSING PRICE DIVIDED BY CASH FLOW PER SHARE FOR THE PAST 12 MONTHS. FORESIDE FUND SERVICES, LLC, DISTRIBUTOR.

SHAKER FUND

PERFORMANCE CHARTS AND ANALYSIS
MARCH 31, 2005
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

The following chart reflects the change in value, since the Fund's inception, of a hypothetical $10,000 investment, including (i) sales charges in Intermediary, A, B and C Shares (if applicable) and (ii) reinvested dividends and distributions compared with a broad-based securities market index. The Russell 2000 Growth Index (the "Index") measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The total return of each share class includes sales charges and operating expenses that reduce returns, while the total return of the Index does not include sales charges and expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. The performance of each share class will differ due to different sales charge structures and class expenses. During the period, Fund fees were waived or expenses reimbursed; otherwise, returns would have been lower. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (888) 314-9048.

         INTERMEDIARY, A, B AND C SHARES VS. RUSSELL 2000 GROWTH INDEX

Average Annual Total Return as of 03/31/05*        One Year     Since Inception (04/27/01)
-------------------------------------------        --------     --------------------------

Intermediary Shares                                 (0.67%)                (7.26%)
A Shares (with sales charge)                        (6.64%)                (8.96%)
B Shares (with sales charge)                        (6.42%)                (8.65%)
C Shares (with sales charge)                        (2.34%)                (7.90%)
Russell 2000 Growth Index                             0.87%                 1.56%

                      Investment Value on 03/31/05
                      ----------------------------
                       Intermediary Shares         $ 7,440
                       A Shares                    $ 6,918
                       B Shares                    $ 7,010
                       C Shares                    $ 7,239
                       Russell 2000 Growth Index   $10,626

* Performance for Class A Shares reflect the deduction of the maximum 5.75% front-end sales charge. Class B and C Shares commenced operation on December 11, 2001 and December 7, 2001, respectively. Returns prior to these dates are for Class A Shares, adjusted for the higher expenses applicable to Class B and C Shares as well as their maximum contingent deferred sales charge ("CDSC"). The CDSC for B Shares is 5% in the first year, declining to 1% in the sixth year, and eliminated thereafter. B Shares convert to A Shares in the ninth year. The CDSC for C Shares is 1% in the first year and eliminated thereafter.

                                    [CHART]
               Intermediary                                      Russell 2000
     Date         Shares     A Shares    B Shares   C Shares     Growth Index
     ----         ------     --------    --------   --------     ------------
   4/27/2001     10,000       9,425      10,000     10,000           10,000
   4/30/2001     10,370       9,774      10,369     10,370           10,099
   5/31/2001     10,140       9,548      10,125     10,125           10,333
   6/30/2001     10,520       9,896      10,491     10,492           10,614
   7/31/2001      9,610       9,039       9,578      9,579            9,709
   8/31/2001      8,290       7,794       8,256      8,257            9,103
   9/30/2001      6,240       5,872       6,216      6,217            7,634
  10/31/2001      7,310       6,880       7,281      7,283            8,368
  11/30/2001      8,570       8,058       8,524      8,526            9,067
  12/31/2001      8,740       8,219       8,693      8,695            9,631
   1/31/2002      8,430       7,917       8,384      8,376            9,289
   2/28/2002      7,240       6,795       7,197      7,190            8,687
   3/31/2002      8,090       7,597       8,035      8,037            9,443
   4/30/2002      7,550       7,088       7,496      7,489            9,238
   5/31/2002      7,020       6,588       6,968      6,970            8,698
   6/30/2002      5,710       5,353       5,662      5,664            7,960
   7/31/2002      4,870       4,571       4,835      4,826            6,737
   8/31/2002      4,700       4,401       4,655      4,657            6,734
   9/30/2002      4,050       3,789       4,007      4,009            6,247
  10/31/2002      4,530       4,241       4,486      4,477            6,563
  11/30/2002      5,210       4,873       5,154      5,155            7,214
  12/31/2002      4,520       4,232       4,476      4,467            6,717
   1/31/2003      4,640       4,336       4,586      4,587            6,534
   2/28/2003      4,650       4,345       4,596      4,587            6,360
   3/31/2003      4,620       4,317       4,566      4,567            6,456
   4/30/2003      5,010       4,675       4,944      4,946            7,067
   5/31/2003      5,800       5,410       5,722      5,724            7,864
   6/30/2003      5,720       5,344       5,642      5,644            8,015
   7/31/2003      5,990       5,589       5,891      5,893            8,621
   8/31/2003      6,750       6,305       6,649      6,651            9,084
   9/30/2003      6,360       5,938       6,260      6,262            8,854
  10/31/2003      7,120       6,635       6,998      7,000            9,619
  11/30/2003      7,350       6,852       7,217      7,219            9,933
  12/31/2003      7,130       6,654       6,998      7,000            9,977
   1/31/2004      7,530       7,022       7,387      7,389           10,501
   2/29/2004      7,620       7,106       7,476      7,479           10,485
   3/31/2004      7,490       6,984       7,337      7,339           10,534
   4/30/2004      6,980       6,503       6,828      6,841           10,005
   5/31/2004      7,180       6,692       7,028      7,030           10,204
   6/30/2004      7,200       6,711       7,038      7,050           10,544
   7/31/2004      6,490       6,041       6,340      6,352            9,597
   8/31/2004      6,260       5,825       6,111      6,123            9,391
   9/30/2004      6,610       6,155       6,450      6,462            9,910
  10/31/2004      6,910       6,437       6,739      6,751           10,151
  11/30/2004      7,430       6,918       7,247      7,259           11,009
  12/31/2004      7,800       7,257       7,596      7,608           11,405
   1/31/2005      7,420       6,899       7,217      7,229           10,891
   2/28/2005      7,660       7,125       7,447      7,459           11,040
   3/31/2005      7,440       6,918       7,010      7,239           10,626

                                                                    SHAKER FUND

                                                        SCHEDULE OF INVESTMENTS
                                                                 MARCH 31, 2005
--------------------------------------------------------------------------------

            SHARE               SECURITY
            AMOUNT             DESCRIPTION                 VALUE
            ------ ------------------------------------ -----------
            COMMON STOCK - 98.8%

            AUTOS & TRANSPORTATION - 1.4%
             8,480 Overnite Corp.                       $   271,275
                                                        -----------
            CONSUMER DISCRETIONARY - 18.7%
             8,170 Childrens Place+                         390,117
            21,970 Gevity HR, Inc.                          420,067
             7,660 HOT Topic, Inc.+                         167,371
            39,610 Imax Corp.+                              365,997
            13,200 Nordstrom, Inc.                          731,016
            16,290 Royal Caribbean Cruises, Ltd.            728,000
            28,440 VeriSign, Inc.+                          816,228
                                                        -----------
                                                          3,618,796
                                                        -----------
            FINANCIAL SERVICES - 13.3%
            42,620 E*Trade Financial Corp.+                 511,440
            29,890 Fair Isaac Corp.                       1,029,412
            15,615 Fiserv, Inc.+                            621,477
            17,910 Scottish Re Group Ltd.                   403,333
                                                        -----------
                                                          2,565,662
                                                        -----------
            HEALTHCARE - 12.3%
             1,880 ABIOMED, Inc.+                            19,890
             9,990 American Healthways, Inc.+               329,870
            11,091 Integra LifeSciences Holdings Corp.+     390,625
            11,030 Invitrogen Corp.+                        763,276
             3,430 NitroMed, Inc.+                           59,373
            69,180 Qiagen NV+                               826,009
                                                        -----------
                                                          2,389,043
                                                        -----------
            HOME BUILDERS - 4.3%
            14,960 DR Horton, Inc.                          437,430
             5,340 Pulte Homes, Inc.                        393,184
                                                        -----------
                                                            830,614
                                                        -----------
            MATERIALS & PROCESSING - 1.5%
            17,140 Ultralife Batteries, Inc.+               293,437
                                                        -----------
            OTHER ENERGY - 7.1%
             7,980 GlobalSantaFe Corp.                      295,579
             8,835 Pioneer Natural Resources Co.            377,431
            10,390 Pogo Producing Co.                       511,604
             6,180 Remington Oil & Gas Corp.+               194,794
                                                        -----------
                                                          1,379,408
                                                        -----------

              SHARE              SECURITY
              AMOUNT            DESCRIPTION              VALUE
              ------- ------------------------------- -----------
              PRODUCER DURABLES - 1.2%
               16,300 Newport Corp.+                  $   236,187
                                                      -----------
              SEMICONDUCTORS, COMPUTING/COMMUNICATION - 4.9%
               11,000 Intersil Corp., Class A             190,520
               20,410 PMC - Sierra, Inc.+                 179,608
                6,310 Silicon Laboratories, Inc.+         187,470
                9,031 Tessera Technologies, Inc.+         390,410
                                                      -----------
                                                          948,008
                                                      -----------
              SEMICONDUCTORS, CONSUMER/INDUSTRIAL - 14.1%
               24,130 International Rectifier Corp.+    1,097,915
               26,210 Microchip Technology, Inc.          681,722
               19,790 Power Integrations, Inc.+           413,413
               13,320 QLogic Corp.+                       539,460
                                                      -----------
                                                        2,732,510
                                                      -----------
              SOFTWARE - 16.5%
               16,260 @Road, Inc.+                         66,666
               19,265 Cerner Corp.+                     1,011,605
               13,005 Cognizant Technology Solutions
                      Corp., Class A+                     600,831
               49,660 Eclipsys Corp.+                     768,737
               28,310 Symantec Corp.+                     603,852
               20,170 TIBCO Software Inc.+                150,267
                                                      -----------
                                                        3,201,958
                                                      -----------
              TELECOMMUNICATIONS - 3.5%
               25,460 InFocus Corp.+                      146,141
               43,550 Flextronics International Ltd.+     524,342
                                                      -----------
                                                          670,483
                                                      -----------
              Total Common Stock
              (Cost $12,380,548)                       19,137,381
                                                      -----------
              SHORT-TERM INVESTMENT - 0.9%
              MONEY MARKET FUND - 0.9%
              173,544 Scudder Cash Management Fund
                      (Cost $173,544)                     173,544
                                                      -----------

See Notes to Financial Statements.                                          4

SHAKER FUND

SCHEDULE OF INVESTMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------

                         SHARE                  SECURITY
                         AMOUNT                DESCRIPTION           VALUE
                         ------                -----------        -----------
                         Total Investments - 99.7%
                         (Cost $12,554,092)                       $19,310,925
                         Other Assets and Liabilities, Net - 0.3%      60,038
                                                                  -----------
                         NET ASSETS - 100.0%                      $19,370,963
                                                                  ===========

------------------------------------------
+ Non-income producing security.
* Cost for Federal income tax purposes is $12,832,689 and net unrealized appreciation (depreciation) consists of :

             Gross Unrealized Appreciation              $6,758,372
             Gross Unrealized Depreciation                (280,136)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $6,478,236
                                                        ==========


PORTFOLIO HOLDINGS
% OF TOTAL INVESTMENTS

                                    [CHART]



Autos & Transportation                         1.4%
Consumer Discretionary                        18.7%
Financial Services                            13.3%
Healthcare                                    12.4%
Home Builders                                  4.3%
Materials & Processing                         1.5%
Other Energy                                   7.1%
Producer Durables                              1.2%
Semiconductors, Computing/Commucication        4.9%
Semiconductors, Consumer/Industrial           14.2%
Software                                      16.6%
Telecommunications                             3.5%
Short-Term Investment                          0.9%


5                                           See Notes to Financial Statements.

                                                                    SHAKER FUND

                                            STATEMENT OF ASSETS AND LIABILITIES
                                                                 MARCH 31, 2005
--------------------------------------------------------------------------------

ASSETS
 Total investments, at value (Cost $12,554,092)                                           $19,310,925
 Receivables:
   Investment securities sold                                                                 167,354
   Interest and dividends                                                                       2,197
   Expense reimbursement from investment adviser                                               14,791
   Prepaid expenses                                                                             4,183
                                                                                          -----------
Total Assets                                                                               19,499,450
                                                                                          -----------
LIABILITIES
 Payables:
   Investment securities purchased                                                             72,191
   Fund shares redeemed                                                                         1,667
 Accrued Liabilities:
   Trustees' fees and expenses                                                                    100
   Other expenses                                                                              54,529
                                                                                          -----------
Total Liabilities                                                                             128,487
                                                                                          -----------
NET ASSETS                                                                                $19,370,963
                                                                                          ===========
COMPONENTS OF NET ASSETS
   Paid-in capital                                                                        $17,090,868
   Net realized gain (loss) on investments                                                 (4,476,738)
   Unrealized appreciation (depreciation) on investments                                    6,756,833
                                                                                          -----------
NET ASSETS                                                                                $19,370,963
                                                                                          ===========
SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES AUTHORIZED)
   Intermediary shares                                                                      1,602,612
   A shares                                                                                   768,767
   B shares                                                                                   110,831
   C shares                                                                                   138,222
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Intermediary shares (based on net assets of $11,920,230)                               $      7.44
                                                                                          -----------
   A shares (based on net assets of $5,643,037)                                           $      7.34
                                                                                          -----------
   A shares maximum public offering price per share (net asset value per share / 94.25%)  $      7.79
                                                                                          -----------
   B shares* (based on net assets of $803,808)                                            $      7.25
                                                                                          -----------
   C shares* (based on net assets of $1,003,888)                                          $      7.26
                                                                                          -----------

------------------------------------------
* Redemption price may be reduced by applicable sales charges.

See Notes to Financial Statements.                                          6

SHAKER FUND

STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2005
--------------------------------------------------------------------------------


INVESTMENT INCOME
   Dividend income                                                      $   109,471
                                                                        -----------
Total Investment Income                                                     109,471
                                                                        -----------
EXPENSES
   Investment adviser fees                                                  324,356
   Administrator fees                                                        54,940
   Shareholder services fees:
     A shares                                                                17,099
     B shares                                                                 2,045
     C shares                                                                 2,427
   Distribution (12b-1) fees:
     A shares                                                                17,099
     B shares                                                                 6,135
     C shares                                                                 7,280
   Transfer agency fees:
     Intermediary shares                                                     26,131
     A shares                                                                33,669
     B shares                                                                24,815
     C shares                                                                24,626
   Custodian fees                                                            16,000
   Accountant fees                                                           86,587
   Registration fees                                                         25,221
   Professional fees                                                         29,816
   Trustees' fees and expenses                                                1,994
   Miscellaneous expenses                                                    38,784
                                                                        -----------
Total Expenses                                                              739,024
   Fees waived and expenses reimbursed                                     (283,959)
                                                                        -----------
Net Expenses                                                                455,065
                                                                        -----------
NET INVESTMENT INCOME (LOSS)                                               (345,594)
                                                                        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                                4,645,522
   Net change in unrealized appreciation (depreciation) on investments   (6,981,081)
                                                                        -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                   (2,335,559)
                                                                        -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $(2,681,153)
                                                                        ===========

7                                           See Notes to Financial Statements.

                                                                    SHAKER FUND

                                            STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                      YEAR ENDED     YEAR ENDED
                                                                                    MARCH 31, 2005 MARCH 31, 2004
                                                                                    -------------- --------------
OPERATIONS
   Net investment income (loss)                                                      $   (345,594)  $  (420,432)
   Net realized gain (loss) on investments                                              4,645,522     1,237,600
   Net change in unrealized appreciation (depreciation) on investments                 (6,981,081)   14,424,217
                                                                                     ------------   -----------
 Increase (Decrease) in Net Assets from Operations                                     (2,681,153)   15,241,385
                                                                                     ------------   -----------
CAPITAL SHARE TRANSACTIONS
   Sale of shares:
     Intermediary shares                                                                4,656,554    13,112,258
     A shares                                                                             287,391     1,733,765
     B shares                                                                             116,216       293,190
     C shares                                                                              81,189       405,282
   Redemption of shares:
     Intermediary shares                                                              (21,508,192)   (7,780,855)
     A shares                                                                          (3,363,781)   (5,794,934)
     B shares                                                                            (223,294)     (135,356)
     C shares                                                                             (69,673)     (246,557)
                                                                                     ------------   -----------
   Increase (Decrease) from Capital Share Transactions                                (20,023,590)    1,586,793
                                                                                     ------------   -----------
   Increase (Decrease) in Net Assets                                                  (22,704,743)   16,828,178
NET ASSETS
   Beginning of period                                                                 42,075,706    25,247,528
                                                                                     ------------   -----------
   End of period (a)                                                                 $ 19,370,963   $42,075,706
                                                                                     ============   ===========
SHARE TRANSACTIONS
   Sale of shares:
     Intermediary shares                                                                  663,091     1,995,187
     A shares                                                                              40,761       269,654
     B shares                                                                              16,630        45,446
     C shares                                                                              11,100        57,987
   Redemption of shares:
     Intermediary shares                                                               (3,229,759)   (1,135,434)
     A shares                                                                            (474,471)   (1,020,163)
     B shares                                                                             (31,099)      (19,865)
     C shares                                                                              (9,693)      (39,747)
                                                                                     ------------   -----------
   Increase (Decrease) in Shares                                                       (3,013,440)      153,065
                                                                                     ============   ===========
    (a) Accumulated undistributed (distribution in excess of) net investment income  $         --   $        --
                                                                                     ------------   -----------

See Notes to Financial Statements.                                          8

SHAKER FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected per share data and ratios for a share outstanding throughout each period.

                                                                  NET REALIZED
                                            BEGINNING    NET          AND                   ENDING
                                            NET ASSET INVESTMENT   UNREALIZED   TOTAL FROM NET ASSET
                                            VALUE PER   INCOME    GAIN (LOSS)   INVESTMENT   VALUE       TOTAL
                                              SHARE     (LOSS)   ON INVESTMENTS OPERATIONS PER SHARE RETURN (B) (C)
                                            --------- ---------- -------------- ---------- --------- --------------

INTERMEDIARY SHARES (E)

   April 1, 2004 to March 31, 2005           $ 7.49     $(0.32)      $ 0.27       $(0.05)    $7.44        (0.67)%
   April 1, 2003 to March 31, 2004             4.62      (0.06)        2.93         2.87      7.49        62.12%
   April 1, 2002 to March 31, 2003             8.09      (0.07)       (3.40)       (3.47)     4.62       (42.89)%
   April 27, 2001 (f) to March 31, 2002       10.00      (0.12)       (1.79)       (1.91)     8.09       (19.10)%

A SHARES (G)

   April 1, 2004 to March 31, 2005             7.41      (0.22)        0.15        (0.07)     7.34        (0.94)%
   April 1, 2003 to March 31, 2004             4.58      (0.13)        2.96         2.83      7.41        61.79%
   April 1, 2002 to March 31, 2003             8.06      (0.10)       (3.38)       (3.48)     4.58       (43.18)%
   April 27, 2001 (f) to March 31, 2002       10.00      (0.07)       (1.87)       (1.94)     8.06       (19.40)%

B SHARES

   April 1, 2004 to March 31, 2005             7.36      (0.16)        0.05        (0.11)     7.25        (1.49)%
   April 1, 2003 to March 31, 2004             4.58      (0.10)        2.88         2.78      7.36        60.70%
   April 1, 2002 to March 31, 2003             8.06      (0.06)       (3.42)       (3.48)     4.58       (43.18)%
   December 11, 2001 (f) to March 31, 2002     8.95      (0.02)       (0.87)       (0.89)     8.06        (9.94)%

C SHARES

   April 1, 2004 to March 31, 2005             7.36      (0.13)        0.03        (0.10)     7.26        (1.36)%
   April 1, 2003 to March 31, 2004             4.58      (0.09)        2.87         2.78      7.36        60.70%
   April 1, 2002 to March 31, 2003             8.06      (0.06)       (3.42)       (3.48)     4.58       (43.18)%
   December 7, 2001 (f) to March 31, 2002      9.03      (0.02)       (0.95)       (0.97)     8.06       (10.74)%

------------------------------------------
(a)Annualized for periods less than one year.
(b)Total return excludes the effect of the applicable sales load.
(c)Not annualized for periods less than one year.
(d)Reflects the expense ratio excluding any fees waivers and/or expense reimbursements.
(e)Effective June 4, 2002, Institutional Shares changed their name to Intermediary Shares.
(f)Commencement of operations.
(g)Effective November 5, 2001, Investor Shares changed their name to A Shares.

9                                           See Notes to Financial Statements.

                                                                    SHAKER FUND

                                                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



                          RATIOS TO AVERAGE NET ASSETS (A)
                         ----------------------------------
          NET ASSETS AT       NET                            PORTFOLIO
          END OF PERIOD   INVESTMENT     NET       GROSS     TURNOVER
         (000'S OMITTED) INCOME (LOSS) EXPENSES EXPENSES (D)   RATE
         --------------- ------------- -------- ------------ ---------


             $11,920         (1.07)%     1.45%      2.00%       57%
              31,237         (1.10)%     1.45%      1.83%       60%
              15,300         (1.18)%     1.65%      2.34%       67%
               5,746         (1.48)%     1.90%      3.31%       61%


               5,643         (1.29)%     1.65%      3.00%       57%
               8,908         (1.30)%     1.65%      2.70%       60%
               8,948         (1.72)%     2.15%      2.85%       67%
              18,008         (1.72)%     2.15%      3.19%       61%


                 804         (1.89)%     2.25%      6.77%       57%
                 923         (1.90)%     2.25%      7.46%       60%
                 457         (1.80)%     2.25%      9.95%       67%
                 461         (1.84)%     2.25%     28.00%       61%


               1,004         (1.85)%     2.20%      6.17%       57%
               1,008         (1.85)%     2.20%      7.44%       60%
                 543         (1.77)%     2.20%      8.21%       67%
                 488         (1.81)%     2.20%     27.32%       61%

See Notes to Financial Statements.                                          10

SHAKER FUND

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------

NOTE 1.  ORGANIZATION

This report relates to the Shaker Fund (the "Fund"), a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-five series. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund currently offers four classes of shares: Intermediary Shares (called Institutional Shares prior to June 4, 2002), A Shares (called Investor Shares prior to November 5, 2001), B Shares and C Shares. Intermediary Shares and A Shares commenced operations on April 27, 2001, after the Fund acquired the net assets of certain individual accounts managed by Shaker Management, Inc. and its affiliate, Shaker Investments, Inc., (now known as Shaker Investments, L.L.C.) in exchange for Fund shares. B Shares and C Shares commenced operations on December 11, 2001 and December 7, 2001, respectively. A Shares generally have a front-end sales charge while B Shares and C Shares have a contingent deferred sales charge. B Shares automatically convert to A Shares nine years from the end of the calendar month in which the Fund accepted your purchase. No sales charges are assessed with respect to Intermediary Shares. The Fund seeks long-term capital appreciation and invests primarily in the common stock of small- and medium-sized domestic growth companies. Investments in these companies may involve greater risks, such as limited product lines, markets and financial or managerial resources.

NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available; or (2) the Adviser believes that the values available are unreliable.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions of net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

                                                                    SHAKER FUND

                                                  NOTES TO FINANCIAL STATEMENTS
                                                                 MARCH 31, 2005
--------------------------------------------------------------------------------


FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

Each share of each class of the Fund represents an undivided, proportionate interest in the Fund. The Fund's class specific expenses include shareholder servicing fees, distribution fees, transfer agency fees, registration fees and certain expenses determined by the Trust's Board.

Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

NOTE 3.  ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - Shaker Investments, L.L.C. (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.10% of the average daily net assets of the Fund.

ADMINISTRATION AND OTHER SERVICES - Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides administration, portfolio accounting and transfer agency services to the Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). Prior to March 1, 2005, the Distributor was known as Forum Fund Services, LLC. The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Act with respect to A Shares, B Shares and C Shares ("Distribution Plan"), the Fund pays the Distributor a fee at an annual rate of 0.25% of the average daily net assets of A Shares and 0.75% of the average daily net assets of each of B Shares and C Shares. The Distributor may pay some or all of these fees to various financial institutions, including the Adviser, that provide distribution or shareholder services. The Distribution Plan obligates the Fund to pay the Distributor compensation for the Distributor's services and not as reimbursement for certain expenses incurred. For the year ended March 31, 2005, the Distributor received $16,121 (net of a $978 waiver), $6,135 and $7,280 for the A Shares, B Shares and C Shares, respectively.

For the year ended March 31, 2005, the Distributor retained $2,362 of the front-end sales charges assessed on the sale of A Shares. For the year ended March 31, 2005, the Distributor retained $1,675 of the back-end sales charges on the sale of B Shares and did not receive any compensation from the back-end sales charges on the sale of C Shares.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer to the Trust as well as certain additional compliance support functions.

TRUSTEES AND OFFICERS - Certain Trustees and officers of the trust are directors, officers or employees of the aforementioned companies. No officer is compensated by the Trust except for the President.

SHAREHOLDER SERVICE - The Fund pays a shareholder servicing fee to Citigroup at an annual rate of up to 0.25% of the Fund's average daily net assets of each of A Shares, B Shares and C Shares under a Shareholder Service Plan (the

SHAKER FUND

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------

"Plan") established by the Trust and relevant to the Fund. Citigroup may perform or arrange for the performance of certain activities relating to the servicing and maintenance of shareholder accounts not otherwise performed by the transfer agent. Under the Plan, Citigroup may enter into shareholder service agreements with financial institutions or other persons, including the Adviser, who provide shareholder servicing activities for their clients invested in the Fund.

NOTE 4.  WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Adviser has contractually agreed to waive a portion of its fee and reimburse certain expenses so that net expenses of Intermediary Shares, A Shares, B Shares and C Shares do not exceed 1.45%, 1.65%, 2.25% and 2.20%, respectively, of that class' average daily net assets through July 31, 2005. Citigroup and the Distributor have voluntarily waived a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the year ended March 31, 2005, fees waived and expenses reimbursed were as follows:

                  EXPENSE                                         TOTAL FEES
               REIMBURSEMENT  CITIGROUP- CITIGROUP-  DISTRIBUTOR  WAIVED AND
   INVESTMENT FROM INVESTMENT  TRANSFER  SHAREHOLDER DISTRIBUTION  EXPENSES
    ADVISER       ADVISER       AGENCY    SERVICES       PLAN     REIMBURSED
   ---------- --------------- ---------- ----------- ------------ ----------
    $163,849     $112,633       $1,289     $5,210        $978      $283,959

NOTE 5.  SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, were $16,747,850 and $36,886,097, respectively, for the year ended March 31, 2005.

NOTE 6.  FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

There were no distributions paid during the fiscal years ended March 31, 2005 and 2004.

As of March 31, 2005, distributable earnings on a tax basis were as follows:

              Capital and Other Losses               $(4,198,141)
              Unrealized Appreciation (Depreciation)   6,478,236
                                                     -----------
              Total                                  $ 2,280,095
                                                     ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales reallocations.

As of March 31, 2005, the Fund has a capital loss carryover to offset future capital gains of $3,169,735 and 1,028,406, expiring in March 2011 and March 2012, respectively.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, certain amounts for the year ended March 31, 2005 have been reclassified. The following reclassification was primarily a result of a net operating loss and has no impact on the net assets of the Fund.

              Accumulated Net Investment Income (Loss) $ 345,594
              Paid-in Capital                           (345,594)

                        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Shaker Fund:

We have audited the accompanying statement of assets and liabilities of Shaker Fund (the "Fund") (a series of Forum Funds), including the schedule of investments, as of March 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period April 27, 2001 (commencement of operations) through March 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor have we been engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Shaker Fund as of March 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period April 27, 2001 (commencement of operations) through March 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
May 23, 2005

SHAKER FUND

ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2005
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 314-9048, on the SEC's website at www.sec.gov and on the Fund's website at www.shakerfund.com. The Fund's proxy voting record for the twelve-month period ended June 30, 2004, is available, without charge and upon request, by calling (888) 314-9048, on the SEC's website at www.sec.gov and on the Fund's website at www.shakerfund.com.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

Effective June 30, 2004, the Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov, or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs for certain share classes, including sales charges (loads) on purchase payments and redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees for certain share classes and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2004 through March 31, 2005.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses regarding each Fund class. You may use the information in this line, together with the amount you invested in a class, to estimate the expenses that you paid over the period regarding each Fund class. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund class and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

                                                                    SHAKER FUND

                                             ADDITIONAL INFORMATION (Unaudited)
                                                                 MARCH 31, 2005
--------------------------------------------------------------------------------


Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

                                  BEGINNING ACCOUNT ENDING ACCOUNT  EXPENSES
                                        VALUE           VALUE      PAID DURING
                                   OCTOBER 1, 2004  MARCH 31, 2005   PERIOD
                                  ----------------- -------------- -----------
  SHAKER FUND INTERMEDIARY SHARES
  Actual Return                       $1,000.00       $1,125.57      $ 7.68
  Hypothetical Return                 $1,000.00       $1,017.70      $ 7.29
  SHAKER FUND A SHARES
  Actual Return                       $1,000.00       $1,124.04      $ 8.74
  Hypothetical Return                 $1,000.00       $1,016.70      $ 8.30
  SHAKER FUND B SHARES
  Actual Return                       $1,000.00       $1,120.56      $11.90
  Hypothetical Return                 $1,000.00       $1,013.71      $11.30
  SHAKER FUND C SHARES
  Actual Return                       $1,000.00       $1,120.37      $11.63
  Hypothetical Return                 $1,000.00       $1,013.96      $11.05

Expenses are equal to the Fund's annualized expense ratio of 1.45%, 1.65%, 2.25% and 2.20% for Intermediary Shares, A Shares, B Shares and C Shares, respectively, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year/365 (to reflect the half-year period).

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

There were no ordinary income or capital gain dividends paid by the Fund for the tax year ended March 31, 2005.

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following tables give information about each Board member and certain officers of the Trust. The fund complex includes the Trust and three other investment companies (collectively, "fund complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser within the last six months. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees twenty-nine portfolios in the fund complex. No Trustee is a director of any other public company or registered investment company. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (888) 314-9048.

SHAKER FUND

ADDITIONAL INFORMATION (Unaudited)
MARCH 31, 2005
--------------------------------------------------------------------------------


                             POSITION         LENGTH OF                            PRINCIPAL
                             WITH THE           TIME                             OCCUPATION(S)
  NAME AND BIRTH DATE         TRUST            SERVED                         DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish        Chairman, Trustee Since 1989      Retired; Partner, Wolfe, Block, Schorr and Solis-Cohen,
Born: November 9, 1943                     (Chairman since LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest
                                           2004)           LLP (law firm) 1995-2002.
---------------------------------------------------------------------------------------------------------------------
Costas Azariadis         Trustee           Since 1989      Professor of Economics, University of California-Los
Born: February 15, 1943                                    Angeles; Visiting Professor of Economics, Athens
                                                           University of Economics and Business 1998 - 1999.
---------------------------------------------------------------------------------------------------------------------
James C. Cheng           Trustee           Since 1989      President, Technology Marketing Associates (marketing
Born: July 26, 1942                                        company for small-and medium-sized businesses in New
                                                           England).
---------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
John Y. Keffer           Trustee           Since 1989      President, Citigroup's fund services division since 2003;
Born: July 15, 1942                                        President, Forum Financial Group, LLC ("Forum") (a
                                                           fund services company acquired by Citigroup in 2003).
---------------------------------------------------------------------------------------------------------------------
OFFICERS
Carl A. Bright/1/        President         Since 2005      President, Foreside Fund Services, LLC; Consultant,
Born: December 20, 1957                                    Foreside Solutions, LLC 2000-2003 (mutual fund
                                                           development company).
---------------------------------------------------------------------------------------------------------------------
David I. Goldstein/1/    Chief             Since 2003      Director, Citigroup's fund services division since 2003;
Born: August 3, 1961     Administrative    (Chief          Director of Business Product Development, Forum 1999-
                         Officer           Administrative  2003.
                                           Officer since
                                           2005)
---------------------------------------------------------------------------------------------------------------------
Beth P. Hanson           Vice President/   Since 2003      Relationship Manager; Citigroup's fund services division
Born: July 15, 1966      Assistant                         since 2003; Relationship Manager, Forum 1999-2003.
                         Secretary
---------------------------------------------------------------------------------------------------------------------
Sara M. Morris           Vice President    Since 2004      Director and Relationship Manager, Citigroup's fund
Born: September 18, 1963                                   services division since 2004; Chief Financial Officer, The
                                                           VIA Group, LLC (strategic marketing company) 2000-
                                                           2003.
---------------------------------------------------------------------------------------------------------------------
Stacey E. Hong           Treasurer         Since 2002      Director, Fund Accounting, Citigroup's fund services
Born: May 10, 1966                                         division since 2003; Director of Accounting, Forum
                                                           1999-2003.
---------------------------------------------------------------------------------------------------------------------
David M. Whitaker        Secretary         Since 2004      Senior Manager, Citigroup's fund services division since
Born: September 6, 1971                                    2004; Assistant Counsel, PFPC, Inc. (a fund services
                                                           company) 1999-2004.
---------------------------------------------------------------------------------------------------------------------

/1/ Effective April 1, 2005.

                                TRANSFER AGENT

                          Forum Shareholder Services
                                 P.O. Box 446
                             Portland, Maine 04112
                          (888) 314-9048 (toll free)
                     E-mail address: shaker@citigroup.com

           This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the
         Fund's risks, objectives, fees and expenses, experience of its management, and other information.

                               [SHAKER FUND LOGO]

                                  Shaker Fund
                                 P.O. Box 446
                             Portland, Maine 04112
                                (888) 314-9048

                   Investment Company Act File No. 811-3023

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, Forum Funds has adopted a code of ethics, as defined in Item 2 of Form N-CSR, which applies to its President and Treasurer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $88,000 in 2004 and $97,000 in 2005.

(b) Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $7,500 in 2004 and $7,650 in 2005. These services consisted of out of pocket expenses.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $19,200 in 2004 and $21,000 in 2005. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) Other Fees - There were no other fees billed in the Reporting Periods for products and services provided to the Registrant by the principal accountant, or services provided to the investment adviser, other than the services reported above.

(e) (1) The Registrant's Audit Committee pre-approves all audit and permissible non-audit services rendered to the Registrant.

(e) (2) 100.00%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $19,200 in 2004 and $21,000 in 2005. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) If the Registrant's investment adviser has engaged the Registrant's auditor for non-audit services and the engagement relates directly to the operations and financial reporting of the Registrant, the Audit Committee does consider such engagement in evaluating the independence of the Registrant's auditor.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
There have been no material changes to the procedures by which shareholders may recommend nominees to the board of directors.

ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant        FORUM FUNDS

By       /s/ Carl A. Bright
         ---------------------------
         Carl A. Bright, President

Date     May 27, 2005
         ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ Carl A. Bright
         -----------------------------------
         Carl A. Bright, President

Date     May 27, 2005
         -----------------------------------


By       /s/ Stacey E. Hong
         -----------------------------------
         Stacey E. Hong, Treasurer

Date     May 27, 2005
         -----------------------------------